                                                                   EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

    STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          BANK ONE TRUST COMPANY, N.A.

                NOT APPLICABLE                       31-0838515
           (State of Incorporation                (I.R.S. Employer
            if not a national bank)               Identification No.)

                   100 EAST BROAD STREET, COLUMBUS, OHIO 43215
          (Address of trustee's principal executive offices) (Zip Code)

                                   TED KRAVITS
                         C/O BANK ONE TRUST COMPANY, NA
                              100 EAST BROAD STREET
                              COLUMBUS, OHIO 43215
                                 (614) 248-2566
            (Name, address and telephone number of agent for service)

                                HAWK CORPORATION
               (Exact name of obligor as specified in its charter)

                     DELAWARE                                    34-1608156
         (State or other jurisdiction of                      (I.R.S.Employer
         incorporation or organization)                     Identification No.)

         200 PUBLIC SQUARE, SUITE 30-5000
         CLEVELAND, OHIO                                            44114
         (Address of principal executive offices)                 (Zip Code)

                          HAWK CORPORATION $100,000,000
                     SERIES B 10 1/4% SENIOR NOTES DUE 2003
                       (Title of the Indenture securities)

                                     GENERAL

1.       GENERAL INFORMATION.
         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

              (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                   Comptroller of the Currency, Washington, D.C.

                   Federal Reserve Bank of Cleveland, Cleveland, Ohio

                   Federal Deposit Insurance Corporation, Washington, D.C.

                   The Board of Governors of the Federal Reserve System, Washington, D.C.

              (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                   The trustee is authorized to exercise corporate trust powers.

2.       AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.
         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         The obligor is not an affiliate of the trustee.

16.      LIST OF EXHIBITS
         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION. (EXHIBITS IDENTIFIED IN PARENTHESES, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS EXHIBITS HERETO.)

Exhibit 1 - A copy of the Articles of Association of the trustee as now in effect.

Exhibit 2 - A copy of the Certificate of Authority of the trustee to commence business.

Exhibit 3 - A copy of the Authorization of the trustee to exercise corporate trust powers.

Exhibit 4 - A copy of the Bylaws of the trustee as now in effect.

Exhibit 5 - Not applicable.

Exhibit 6 - The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939, as amended.

Exhibit 7 - A copy of the Report of Condition of the trustee as of the close of business on September 30, 1996, published pursuant to the requirements of the Comptroller of the Company.

Exhibit 8 - Not applicable.

Exhibit 9 - Not applicable.
Items 3 through 15 are not answered pursuant to General Instruction B which requires responses to Item 1, 2 and 16 only, if the obligor is not in default.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, Bank One Trust Company, NA, a national banking association organized under the National Banking Act, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in Columbus, Ohio, on December 9, 1996.

                                         Bank One Trust Company, NA

                                         By: /s/ Ted Kravits
                                           --------------------------------
                                                 Ted Kravits
                                                 Authorized Signer

                                    EXHIBIT 1

                           BANK ONE TRUST COMPANY, NA

            CERTIFICATION OF ARTICLES OF ASSOCIATION AND RESOLUTIONS
            --------------------------------------------------------
                             CONCERNING NAME CHANGE
                             ----------------------

I, Jessica K. Ditullio, an Assistant Secretary of Bank One Trust Company, NA, Columbus, Ohio (formerly known as Bank One Ohio Trust Company, NA, formerly known as Bank One Trust Company, NA, formerly known as First Trust Company of Ohio, NA), hereby certify that attached hereto is a true, correct and complete copy of the Articles of Association of First Trust Company of Ohio, NA, and that said Articles of Association are still in full force and effect and have not been amended or repealed as of the date of the execution of this Certificate, except as to amendments to the FIRST ARTICLE thereof dated September 19, 1979, November 20, 1990, and February 1, 1995, which amendments changed the name of First Trust Company of Ohio, NA to Bank One Trust Company, NA, Bank One Ohio Trust Company, NA, and finally Bank One Trust Company, NA.

                                   BANK ONE TRUST COMPANY, NA

                                   By /s/ Jessica K. Ditullio
                                     ------------------------------------
                                     Jessica K. Ditullio
                                     Assistant Secretary

Dated at Columbus, Ohio this
11th day of December, 1996

                          CERTIFICATION OF RESOLUTIONS
                          ----------------------------
                             CONCERNING NAME CHANGE
                             ----------------------


The undersigned hereby certifies that he is the Secretary of Bank One Ohio Trust Company, N.A., and that at a Board of Directors meeting held on November 20, 1990, at which a quorum was present and acting throughout, the following resolution was duly adopted and is still in full force and effect:

     RESOLVED, That effective January 1, 1991, the First Paragraph of the Articles of Association of BANK ONE TRUST COMPANY, NA be, and they hereby are, amended to read as follows:

          "FIRST. The title of this Association shall be BANK ONE OHIO TRUST COMPANY, NATIONAL ASSOCIATION."

     BE IT FURTHER RESOLVED, that C. Thomas Rice or his designee is hereby authorized to execute such documents or take such other actions as shall be necessary to carry out the terms of this resolution, including, without limitation, submitting this proposed amendment to the sole shareholder of BANK ONE TRUST COMPANY, N.A. for its approval.


The undersigned further certifies that at a Special Meeting of Shareholders held on November 20, 1990 immediately following the above-mentioned meeting of the Board of Directors, the following resolution was adopted by the sole shareholder of the Trust Company, which resolution is still in full force and effect:

     RESOLVED, That effective January 1, 1991, the First Paragraph of the Articles of Association of BANK ONE TRUST COMPANY, NA be, and they hereby are, amended to read as follows:

          "FIRST. The title of this Association shall be BANK ONE OHIO TRUST COMPANY, NATIONAL ASSOCIATION."


Signed this 6th day of May, 1993.


                                       Bank One Ohio Trust Company, N.A.



                                       By: /s/ Donald G. Charles
                                          -------------------------------------
                                           Donald G. Charles, Secretary

                          CERTIFICATION OF RESOLUTIONS
                          ----------------------------
                             CONCERNING NAME CHANGE
                             ----------------------

The undersigned hereby certifies that he is the Secretary of Bank One Ohio Trust Company, N.A., and that at a Board of Directors meeting held on September 19, 1979, at which a quorum was present and acting throughout, the following resolution was duly adopted:

     RESOLVED, That the Board of Directors hereby declares it advisable that the name of First Trust Company of Ohio, N.A. (Company) be changed to Bank One Trust Company, N.A. and that the FIRST Article of the Articles of Association of the Company be amended to read as follows:

          "FIRST. The title of this Association shall be Bank One
          Trust Company, N.A."

     BE IT FURTHER RESOLVED, That said corporate name change shall be submitted for consideration and approval by the shareholders of the Company at a Special Meeting of Shareholders to be held at the Main Office of the Company on September 19, 1979 at 1:00 P.M.; that the record date for the determination of these shareholders entitled to notice of and to vote at said meeting shall be the close of business on September 5, 1979; and that notice of said meeting shall be given to the shareholders of the Company by the President.

The undersigned further certifies that at a Special Meeting of Shareholders held on September 19, 1979 at 1:00 p.m., the following resolution was approved by all shareholders of the Trust Company:

     RESOLVED, That effective upon the date specified in an appropriate certificate of approval to be issued by the Comptroller of the Currency, the title of this bank be changed to "Bank One Trust Company, N.A." and Article First of the Articles of Association of the bank be amended to read as follows:

          FIRST. The title of this Association shall be "Bank One
          Trust Company, N.A."

BE IT FURTHER RESOLVED that the Cashier/Secretary of this Association be and he is hereby authorized and directed to file with the Office of the Comptroller of the Currency a certified copy of the foregoing amendment.

Signed this 6th day of May, 1993.


                                        Bank One Ohio Trust Company, N.A.



:
                                        By: /s/ Donald G. Charles
                                           -----------------------------------
                                            Donald G. Charles, Secretary

                    CERTIFICATION OF ARTICLES OF ASSOCIATION
                    ----------------------------------------



The undersigned hereby certifies that he is the Secretary of Bank One Ohio Trust Company, N.A. (f/k/a Bank One Trust Company, N.A., f/k/a First Trust Company of Ohio, N.A.), and that attached hereto is a true, correct and complete copy of the Articles of Association of First Trust Company of Ohio, N.A., which Articles of Association are still in full force and effect, except as to certain changes to the name of the Association accomplished by amending the FIRST Article thereof, which amendments were approved by resolutions of the Board of Directors and the Shareholders of the Association on September 19, 1979 and November 20, 1990. Said amendments have resulted in the title of the Association now being Bank One Ohio Trust Company, N.A.

Signed this 6th day of May, 1993.


                                         Bank One Ohio Trust Company, N.A.



                                         By: /s/ Donald G. Charles
                                         ----------------------------------
                                         Donald G. Charles, Secretary

                FIRST TRUST COMPANY OF OHIO, NATIONAL ASSOCIATION


                                   CHARTER NO.

                             ARTICLES OF ASSOCIATION



For the purpose of organizing an Association to carry on the business of banking under the laws of the United States, the undersigned do enter into the following Articles of Association:


        FIRST: The title of this Association shall be First Trust Company of Ohio, National Association.


        SECOND. The main office of the Association shall be in the City of Columbus, County of Franklin, State of Ohio, The general business of the Association shall be conducted at its main office and its branches.


        THIRD. The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.


        FOURTH. The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is he]d on that day, it may be held on any subsequent. day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

        FIFTH. The authorized amount of capital stock of this Association shall be eighty thousand shares of common stock of the par value of ten dollars ($10.00) each; but said capital stock may be increased or decreased from time-to-time, in accordance with the provisions of the laws of the United States.

        No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized or to any obligations convertible into stock of this Association, issued or sold, nor any right.of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time-to-time determine and at such price as the Board of Directors may from time-to-time fix.

        The Association, at any time and from time-to-time, may authorize and issue debt obligations, whether or not Subordinated, without the approval of the shareholders.

        SIXTH. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

        The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

        SEVENTH. The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Columbus, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

        EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States. The purpose of this Association shall be to carry on the general business of a commercial bank trust department and to engage in such activities as are necessary, incident or related to such business. This Article shall not be amended, or any other provision added elsewhere in these Articles expanding the powers of the Association, without the prior approval of the Comptroller of the Currency.

        NINTH. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time, Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

        TENTH. Any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer, or employee of this Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association; PROVIDED, HOWEVER, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association: And, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the whole number of directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs. executors, or administrators, may be entitled as a matter of law.

        The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers or employees.

        ELEVENTH. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.



        IN WITNESS WHEREOF, We have hereunto set our hands this 7th day of May, 1973.

/s/   ???                                      /s/   ???
--------------------------------               --------------------------------

/s/   ???                                      /s/   ???
--------------------------------               --------------------------------

/s/   ???
--------------------------------

                                                      EXHIBIT 2


The undersigned hereby certifies that the            STATE OF OHIO
following certification continues in full
force and effect.                                      [SEAL]

BANK ONE TRUST COMPANY, NA

By:  /s/ Ted Kravits
     ---------------------
     Authorized Signer

Date:
      --------------------

                                                DIVISION OF BANKS

                                      Certificate of Authority No. N - 120




     I, Alison M. Meeks, Superintendent of Banks, do hereby certify that BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, Columbus, Franklin County, Ohio, has complied with all requirements of law relating to trust companies, and is authorized to transact the business of a trust company and to perform all the functions granted to such companies by the laws of this state.

     Given under my hand and official seal at Columbus, Ohio, this 8th say of May, A.D. 1995.




                                           /s/ Alison M. Meeks
                                           ---------------------------------
[SEAL]                                     Superintendent of Banks

[LOGO]                                                       EXHIBIT 3

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219




                             CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that :

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "Bank One Trust Company, National Association", Columbus, Ohio, (Charter No. 16235), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.


IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at

the Treasury Department, in the City of Washington and

District of Columbia, this 16th day of February, 1995.

/s/ Eugene A. Ludwig
----------------------------
Comptroller of the Currency



The undersigned hereby
certifies that the
foregoing continues
in full force and effect.



Bank One Trust Company, NA
By: /s/ Ted Kravits
   -----------------------------

Date:
      --------------------------

                                   EXHIBIT 4

                          BANK ONE TRUST COMPANY, N.A.

                                    BY-LAWS
                                    -------


                                   ARTICLE I

                            MEETING OF SHAREHOLDERS
                            -----------------------


SECTION 1.01. ANNUAL MEETING. The regular annual meeting of the shareholders of the Bank for the election of Directors and for the transaction of such business as may properly come before the meeting shall be held at its main office, or other convenient place duly authorized by the Board of Directors, on the same day upon which any regular or special Board meeting is held from and including the third Monday of January to, and including, the fourth Monday of February of each year, or on the next succeeding banking day, if the day fixed falls on a legal holiday. If from any cause, an election of Directors is not made on the day fixed for the regular meeting of the shareholders or, in the event of a legal holiday, on the next succeeding banking day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting. Notice of such annual meeting shall be given by or under the direction of the Secretary, or such other officer as may be designated by the Chief Executive Officer, by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days prior to the date fixed for such meeting.

SECTION 1.02. SPECIAL MEETINGS. A special meeting of the shareholders of the Bank may be called at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than ten percent of the stock of the Bank. Notice of any special meeting of the shareholders called by the Board of Directors, stating the time, place and purpose of the meeting, shall be given by or under the direction of the Secretary, or such other officer as is designated by the Chief Executive Officer, by first-class mail, postage prepaid, to all shareholders of record of the Bank at their respective addresses as shown upon the books of the Bank mailed not less than ten days prior to the date fixed for such meeting.

        Any special meeting of shareholders shall be conducted and its proceedings recorded in the manner prescribed in these By-Laws for annual meetings of shareholders.

SECTION 1.03. SECRETARY OF MEETING OF SHAREHOLDERS. The Board of Directors may designate a person to be the secretary of the meeting of shareholders. in the absence of a presiding officer, as designated by these By-Laws. the Board of Directors may designate a person to act as the presiding officer. In the event the Board of Directors fails to designate a person to preside at a meeting of shareholders and a secretary of such meeting, the shareholders present or represented shall elect a person to preside and a person to serve as secretary of the meeting.

        The secretary of the meeting of shareholders shall cause the returns made by the judges and election and other proceedings to be recorded In the minute book of the Bank. The presiding officer shall notify the Directors-elect of their election and to meet forthwith for the organization of the new Board of Directors. The minutes of the meeting shall be signed by the presiding officer and the secretary designated for the meeting.

SECTION 1.04. JUDGES OF ELECTION. The Board of Directors may appoint as many as three shareholders to be judges of the election, who shall hold and conduct the same, and who shall, after the election has been held, notify, in writing over their signatures, the secretary of the meeting of shareholders of the result thereof and the names of the Directors elected; provided, however, that upon failure for any reason of any judge or judges of election, so appointed by the Directors, to serve, the presiding officer of the meeting shall appoint other shareholders or their proxies to fill the vacancies. The judges of election, at the request of the chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall notify, in writing over their signature, the secretary of the Board of Directors of the result thereof.

SECTION 1.05. PROXIES. In all elections of Directors, each shareholder of record, who is qualified to vote under the provisions of Federal Law, shall have the right to vote the number of shares of record in his name for as many persons as there are Directors to be elected, or to cumulate such shares as provided by Federal Law. In deciding all other questions at meetings of shareholders, each shareholder shall be entitled to one vote on each share of stock of record in his name. Shareholders may vote by proxy duly authorized in writing. All proxies used at the annual meeting shall be secured for that meeting only, or any adjournment thereof, and shall be dated, and if not dated by the shareholder, shall be dated as of the date of the receipt thereof. No officer or employee of this Bank may act as proxy.

SECTION 1.06. QUORUM. Holders of record of a majority of the shares of the capital stock of the Bank, eligible to be voted, present either in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of shareholders, but shareholders present at any meeting and constituting less than a quorum may, without further notice, adjourn the meeting from time to time until a quorum is obtained. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.


                                   ARTICLE II

                                   DIRECTORS
                                   ---------

SECTION 2.01. QUALIFICATIONS. Each Director shall have the qualifications prescribed by law. No person elected a Director may exercise any of the powers of his office until he has taken the oath of such office.

SECTION 2.02. VACANCIES. Directors of the Bank shall hold office for one year and until their successors are elected and qualified. Any vacancy in the Board shall be filled by appointment of the remaining Directors, and any Director so appointed shall hold his place until the next election.

SECTION 2.03. ORGANIZATION MEETING. The Directors elected by the shareholders shall meet for organization of the new Board at the time and place fixed by the presiding officer of the annual meeting. If at the time fixed for such meeting there is no quorum present, the Directors in attendance may adjourn from time to time until a quorum is obtained. A majority of the number of Directors elected by the shareholders shall constitute a quorum for the transaction of business.

SECTION 2.04. REGULAR MEETINGS. The regular meetings of the Board of Directors shall be held in the first month of each calendar quarter at such date, time and place as the Board may previously designate, or should the Board fall to so designate, at such date, time and place as the Chairman of the Board or President may fix. Whenever a quorum is not present, the Directors in attendance shall adjourn the meeting to a time not later than the date fixed by the By-Laws for the next succeeding regular meeting of the Board. Members of the Board of Directors may participate in such meetings through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another.

SECTION 2.05. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board or President, or at the request of two or more Directors. Any special meeting may be held at such place and at such time as may De fixed in the call. Written or oral notice shall be given to each Director not later than the day next preceding the day on which the special meeting is to be held, which notice may be waived in writing. The presence of a Director at any meeting of the Board shall be deemed a waiver of notice thereof by him. Whenever a quorum is not present, the Directors in attendance shall adjourn the special meeting from day to day until a quorum is obtained. Members of the Board of Directors may participate in such meetings through use of conference telephone or similar communications equipment, so long as all members participating in such meetings can hear one another.

SECTION 2.06. QUORUM. A majority of the Directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a lesser number may adjourn any meeting, from time-to-time, and the meeting may be held as adjourned, without further notice. When, however, less than a quorum as herein defined, but at least one-third and not less than two of the authorized number of Directors are present at a meeting of the Directors, business of the Bank may be transacted and matters before the Board approved or disapproved by the unanimous vote of the Directors present.

SECTION 2.07. COMPENSATION. Each member of the Board of Directors shall receive such fees for attendance at Board and Board committee meetings and such fees for service as a Director, irrespective of meeting attendance, as from time to time are fixed by resolution of the Board; provided, however, that payment hereunder shall not be made to a Director for meetings attended and/or Board service which are not for the Bank's sole benefit and which are concurrent and duplicative with meetings attended or Board service for an affiliate of the Bank for which the Director receives payment; and provided further that fees hereunder shall not be paid in the case of any Director in the regular employment of the Bank or of one of its affiliates. Each member of the Board of Directors, whether or not such Director is in the regular employment of the Bank or of one of its affiliates, shall be reimbursed for travel expenses incident to attendance at Board and Board committee meetings.

SECTION 2.08. EXECUTIVE COMMITTEE. There may be a standing committee of the Board of Directors known as the Executive Committee which shall possess and exercise, when the Board is not in session, all the powers of the Board that may lawfully be delegated. The Executive Committee shall consist of at least three Board members, one of whom shall be the Chairman of the Board or the President and a majority of whom shall not be officers of the Bank. The other members of the Executive Committee shall be appointed by the Chairman of the Board or by the President, with the approval of the Board, and who shall continue as members of the Executive Committee until their successors are appointed, provided, however, that any member of the Executive Committee may be removed by the Board upon a majority vote thereof at any regular or special meeting of the Board. The Chairman or President shall fill any vacancy in the Executive Committee by the appointment of another Director, subject to the approval of the Board of Directors. The Executive Committee shall meet at the call of the Chairman or President or any two members thereof at such time or times and place as may be designated. In the event of the absence of any member or members of the Executive Committee, the presiding member may appoint a member or members of the Board to fill the place or places of such absent member or members to serve during such absence. Two members of the Executive Committee, one of whom is not an officer of the Bank, shall constitute a quorum. Whenever less than a majority of the Executive Committee is present, matters before the Executive Committee may be approved or disapproved only with the concurrence of at least one Director who is not an officer or the Bank. When neither the Chairman of the Board nor President are present, the Executive Committee shall appoint a presiding officer. The Executive Committee shall keep a record of its proceedings and report its proceedings and the action taken by it to the Board of Directors.

SECTION 2.09. TRUST AUDIT COMMITTEE. There shall be a standing committee of the Board of Directors known as the Trust Audit Committee consisting of three or more members of the Board, exclusive of any active officer of the Bank, as are from time to time appointed thereto by the Board. Two members of the Trust Audit Committee shall constitute a quorum. Any member of the Trust Audit Committee may be removed by the Board by a majority vote at any regular or special meeting of the Board. The Trust Audit Committee shall meet at such times as it may determine or at the calls of two members thereof. The Trust Audit Committee shall, at least once during each calendar year and within fifteen months of the last such audit, or at such other time(s) as may be required by Regulations of the Comptroller of the Currency, make suitable audits of the Bank or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the Bank has been administered in accordance with State and Federal Law, Regulations of the Comptroller of the Currency and sound fiduciary principles. The Trust Audit Committee shall promptly make a full report of such audits in writing to the Board of Directors of the Bank, together with a recommendation as to what action, if any, may be necessary to correct any unsatisfactory condition. A report of the audits together with the action taken thereon shall be noted in the minutes of the Board of Directors and such report shall be a part of the records of this Bank.

SECTION 2.10. OTHER COMMITTEES. The Board of Directors may appoint such special committees from time to time as are in its judgment necessary in the interest of the Bank.


                                  ARTICLE III

                    OFFICERS, MANAGEMENT STAFF AND EMPLOYEES
                    ----------------------------------------

SECTION 3.01. OFFICERS AND MANAGEMENT STAFF.

        (a) The officers of the Bank shall include a President, Secretary, and Security Officer and may include a Chairman of the Board, one or more Vice Presidents (which may include one or more Executive Vice Presidents and/or Senior Vice Presidents), and one or more Assistant Secretaries. The President and Chairman of the Board shall be elected by the Board. Each Vice President and any other officer holding an office equivalent to the office of Vice President or above shall be appointed in writing by the Chief Executive Officer, which appointment shall be ratified by the Board at its next succeeding meeting. All other officers may be elected by the Board or appointed in writing by the Chief Executive Officer. The salaries of all officers elected by the Board shall be fixed by the Board. The Board from time to time shall designate one of said officers to serve as the Bank's Chief Executive Officer. The salaries of all Vice Presidents and all other officers holding an office equivalent to the office of Vice President or above shall be ratified by the Board on an annual basis.

        (b) The Chairman of the Board, if any, and the President shall be elected by the Board from their own number. The President and the Chairman of the Board shall be re-elected by the Board annually at the organizational meeting of the Board of Directors following the annual meeting of shareholders. Such other officers as the Board shall elect from their own number shall hold office from the date of their election as officers until the organization meeting of the Board of Directors following the next annual meeting of shareholders, provided, however, that such officers may be relieved of their duties at any time by action of the Board in which event all the powers incident to their office shall immediately terminate. The Chairman of the Board, if any, or the President shall preside at all meetings of shareholders and meetings of the Board.

        (c) Except as provided in the case of the elected officers who are members of the Board, all officers, whether elected or appointed, shall hold office at the pleasure of the Board. Except as otherwise limited by law or these By-Laws, the Board assigns to the Chief Executive Officer and/or his designees the authority to appoint and dismiss any elected or appointed officer or other member of the Bank's management staff and other employees of the Bank, as the person in charge of and responsible for any branch office, department, section, operation, function, assignment or duty in the Bank.

        (d) The management staff of the Bank shall include officers elected by the Board, officers appointed by the Chief Executive Officer, and such other persons in the employment of the Bank who, pursuant to written appointment and authorization by a duly authorized officer of the Bank, perform management functions and have management responsibilities. Any two or more offices may be held by the same person except that no person shall hold the office of Chairman of the Board and/or President and at the same time also hold the office of Secretary.

        (e) The Chief Executive Officer of the Bank and any other officer of the Bank, to the extent that such officer is authorized in writing by the Chief Executive Officer, may appoint persons other than officers who are in employment of the Bank to serve in management positions and in connection therewith, the appointing officer may assign such title, salary, responsibilities and functions as are deemed appropriate by him, provided, however, that nothing contained herein shall be construed as placing any limitation on the authority of the Chief Executive Officer as provided in this and other sections of these By-Laws.

        (f) The Chief Executive Officer shall appoint a management committee known as the Senior Trust Committee consisting of the Chief Executive Officer of the Bank and at least five other members who shall be capable and experienced officers of the Bank appointed from time to time by the Chief Executive Officer and who shall continue as members of the Senior Trust Committee until their successors are appointed, provided, however, that any member of the Senior Trust Committee may be removed by the Chief Executive Officer as provided in this and other sections of these By-Laws. The Chief Executive Officer shall fill any vacancy in the Senior Trust Committee by the appointment of another capable and experienced officer of the Bank. The Senior Trust Committee shall meet at such date, time and place in the State of Ohio as the Chief Executive Officer shall fix. In the event of the absence of any member or members of the Senior Trust Committee, the Chief Executive Officer may, in his discretion, appoint another officer of the Bank to fill the place or places of such absent member or members to serve during such absence. A majority of the Senior Trust Committee shall constitute a quorum. The Senior Trust Committee shall carry out the policies of the Bank, as adopted by the Board of Directors, which shall be formulated and executed in accordance with State and Federal Law, Regulations of the Comptroller of the Currency, and sound fiduciary principles. In carrying out the policies of the Bank, the Senior Trust Committee is hereby authorized to establish committees and sub-committees whose duties and responsibilities shall be specifically set forth in the policies of the Bank. Each such committee or subcommittee shall keep a record of Its proceedings and report such proceedings and the actions taken thereby to the Senior Trust Committee. The Chief Executive Officer shall then report such proceedings and the actions taken thereby to the Board of Directors.

        The Senior Trust Committee or its duly authorized committee or subcommittee shall, upon acceptance of an account for which the Bank has investment responsibility and thereafter at least once during each calendar year and within fifteen months, review all assets held and determine the advisability of retaining or disposing of such assets. The Senior Trust Committee or its duly authorized committee or subcommittee shall record the prior acceptance of fiduciary accounts by those persons, committees, or subcommittees authorized to accept accounts for the Bank and shall record the closing out of all fiduciary accounts. Approval of all additions to and withdrawals from the various common trust funds and making the determinations required with respect to such common trust funds shall be the responsibility of the Senior Trust Committee or its duly authorized committees or subcommittees.

SECTION 3.02. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Bank shall have general and active management of the business of the Bank, shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall do or cause to be done all things necessary or proper to carry on the business of the Bank in accordance with provisions of applicable law and regulations. Except as otherwise prescribed or limited by these By-Laws, the Chief Executive Officer shall have full right, authority and power to control all personnel, including elected and appointed officers, of the Bank, to employ or direct the employment of such personnel and officers as he may deem necessary, including the fixing of salaries and the dismissal of such personnel and officers at pleasure, and to define and prescribe the duties and responsibility of all officers or the Bank, subject to such further limitations and directions as he may from time to time deem proper. The Chief Executive Officer shall perform all duties incident to his office and such other and further duties, as may from time to time be required of him by the Board of Directors or the shareholders. The specification of authority in these By-Laws wherever and to whomever granted shall not be construed to limit in any manner the general powers of delegation granted to the Chief Executive Officer in conducting the business of the Bank. In the absence of the Chief Executive Officer, such officer as is designated by the Chief Executive Officer shall be vested with all the powers and perform all the duties of the Chief Executive Officer as defined by these By-Laws. When designating an officer to serve in his absence, the Chief Executive Officer shall elect an officer who is a member of the Board of Directors whenever such officer is available.

SECTION 3.03. POWERS AND DUTIES OF OFFICERS AND MANAGEMENT STAFF. Pursuant to the fiduciary powers granted to this Bank under the provisions of Federal Law and Regulations of the Comptroller of the Currency, the Bank shall be operated in the manner specified herein.

        (a) Funds held by the Bank in a fiduciary capacity awaiting investment or distribution shall not be held uninvested or undistributed any longer than is reasonable for the proper management of the account and shall be invested in accordance with the instrument establishing a fiduciary relationship and local law. Where such instrument does not specify the character or class of investments to be made and does not vest in the Bank any discretion in the matter, funds held pursuant to such instrument shall be invested in any investment in which corporate fiduciaries may invest under local law.

        (b) The investments of each fiduciary account in the Bank shall be kept separate from the assets of the Bank, and shall be placed in the joint custody or control of not less than two of the officers or employees of the Bank designated for that purpose by the Board of Directors.

        (c) Property held by the Bank in a fiduciary capacity may be carried in the name of the Bank in its fiduciary capacity, in the name of the Bank or in the name of a nominee or nominees.

        (d) The Chief Executive Officer, the Chairman of the Board, the President, and those officers so designated and authorized by the Chief Executive Officer are authorized for and on behalf of the Bank, and to the extent permitted by law, to make loans and discounts; to purchase or acquire drafts, notes, stocks, bonds, and other securities for investment of funds held by the Bank; to execute and purchase acceptances; to appoint, empower and direct all necessary agents and attorneys; to sign and give any notice required to be given; to demand payment and/or to declare due for any default any debt or obligation due or payable to the Bank upon demand or authorized to be declared due; to foreclose any mortgages; to exercise any option, privilege or election to forfeit, terminate, extend or renew any lease; to authorize and direct any proceedings for the collection of any money or for the enforcement of any right or obligation; to adjust, settle and compromise all claims of every kind and description in favor of or against the Bank, and to give receipts, releases and discharges therefor; to borrow money and in connection therewith to make, execute and deliver notes, bonds or other evidences of indebtedness; to pledge or hypothecate any securities or any stocks, bonds, notes or any property real or personal held or owned by the Bank, or to rediscount any notes or other obligations held or owned by the Bank, whenever in his judgment it is reasonably necessary for the operation of the Bank; to employ or direct the employment of all personnel, including elected and appointed officers, and the dismissal of them at pleasure; and in furtherance of and in addition to the powers hereinabove set forth to do all such acts and to take all such proceedings as in his judgment are necessary and incidental to the operation of the Bank.

        Other persons in the employment of the Bank, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, or by an officer so designated and authorized by the Chief Executive Officer, to perform the powers set forth above, subject, however, to such limitations and conditions as are set forth in the authorization given to such persons.

        (e) The Chairman of the Board, President, any officer of the Bank and such other persons as may be specifically authorized by resolution of the Senior Trust Committee or the Board of Directors, may vote shares of stock of a corporation of record on the books of the issuing company in the name of the Bank or in the name of the Bank as fiduciary, or may grant proxies for the voting of such stock if the granting of same is permitted by the instrument under which the Bank is acting in a fiduciary capacity, or by the law applicable to such fiduciary account. In the case of shares of stock which are held by a nominee of the Bank, such shares may be voted by such person(s) authorized by such nominee.

SECTION 3.04. SECRETARY. The Secretary or such other officers as may be designated by the Chief Executive Officer shall have supervision and control of the records of the Bank and, subject to the direction of the Chief Executive Officer, shall undertake other duties and functions usually performed by a corporate secretary. Other officers may be designated by the Chief Executive Officer or the Board of Directors as Assistant Secretary to perform the duties of the Secretary.

SECTION 3.05. EXECUTION OF DOCUMENTS. The Chief Executive Officer, Chairman of the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank and any other officer of the Bank to the extent such officer is so designated and authorized by the Chief Executive Officer, the Chairman of the Board, the President or any other officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank, are hereby authorized for and on behalf of the Bank to sell, assign, lease, mortgage, transfer, deliver and convey any real or personal property, including shares of stock, bonds, notes, certificates of indebtedness (including the assignment and redemption of registered United States obligations) and all other forms of intangible property now or hereafter owned by or standing in the name of the Bank, or its nominee, or held by the Bank as collateral security, or standing in the name of the Bank, or its nominee, in any fiduciary capacity or in the name of any principal for whom this Bank may now or hereafter be acting under a power of attorney or as agent, and to execute and deliver such partial releases from any discharges or assignments of mortgages and assignments or surrender of insurance policies, deeds, contracts, assignments or other papers or documents as may be appropriate in the circumstances now or hereafter held by the Bank in its own name, in a fiduciary capacity, or owned by any principal for whom this Bank may now or hereafter be acting under a power of attorney or as agent; provided, however, that the signature of any such person shall be attested or signature guaranteed in each case by the Secretary, an Assistant Secretary, or other officer so authorized by the Chief Executive Officer.

        The Chief Executive Officer, Chairman or the Board, President, any officer being a member of the Bank's management staff who is also a person in charge of and responsible for any department within the Bank, and any other officer of the Bank so designated and authorized by the Chief Executive Officer, Chairman of the Board, President or any officer who is a member of the Bank's management staff who is in charge of and responsible for any department within the Bank are hereby authorized for and on behalf of the Bank to execute any indemnity and fidelity bonds, trust agreements, proxies or other papers or documents of like or different character necessary, desirable or incidental to the appointment of the Bank in any fiduciary capacity, or the conduct of its other banking business; to sign and issue checks, drafts, orders for the payment of money and certificates of deposit; to sign and endorse bills of exchange, to sign and countersign foreign and domestic letters of credit, to receive and receipt for payments of principal, interest, dividends, rents, fees and payments of every kind and description paid to the Bank, to sign receipts for money or other property acquired by or entrusted to the Bank, to guarantee the genuineness of signatures on assignments of stocks, bonds or other securities, to sign certifications of checks, to endorse and deliver checks, drafts, warrants, bills, notes, certificates of deposit and acceptances in all business transactions of the Bank; also to foreclose any mortgage, to execute and deliver receipts for any money or property; also to sign stock certificates for and on behalf of this Bank as transfer agent or registrar, and to authenticate bonds, debentures, land or lease trust certificates or other forms of security issued pursuant to any indenture under which this Bank now or hereafter is acting as trustee or in any other fiduciary capacity.

        Other persons in the employment of the Bank and of its subsidiaries, including but not limited to officers and other members of the management staff, may be authorized by the Chief Executive Officer, Chairman of the Board, President or by an officer so designated by the Chief Executive Officer, Chairman of the Board, or President to perform the acts and to execute the documents set forth above, subject, however, to such limitations and conditions as are contained in the authorization given to such person.

SECTION 3.06. PERFORMANCE BOND. All officers and employees of the Bank shall be bonded for the honest and faithful performance of their duties for such amount as may be prescribed by the Board of Directors.


                                   ARTICLE IV

                         STOCKS AND STOCK CERTIFICATES
                         -----------------------------

SECTION 4.01. STOCK CERTIFICATES. The shares of stock of the Bank shall be evidenced by certificates which shall bear the signature of the Chairman of the Board, the President, or a Vice President (which signature may be engraved, printed or impressed), and shall be signed manually by the Secretary, or any other officer appointed by the Chief Executive Officer for that purpose.

        In case any such officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Bank with the same effect as if such officer had not ceased to be such at the time of its issue. Each such certificate shall bear the corporate seal of the Bank, shall recite on its face that stock represented thereby is transferable only upon the books of the Bank properly endorsed and shall recite such other information as is required by law and deemed appropriate by the Board. The corporate seal may be facsimile engraved or printed.

SECTION 4.02. STOCK ISSUE AND TRANSFER. The shares of stock of the Bank shall be transferable only upon the stock transfer books of the Bank and, except as hereinafter provided, no transfer shall be made or new certificates issued except upon the surrender for cancellation of the certificate or certificates previously issued therefor. In the case of the loss, theft, or destruction of any certificate, a new certificate may be issued in place of such certificate upon the furnishing of an affidavit setting forth the circumstances of such loss, theft, or destruction and indemnity satisfactory to the Chairman of the Board, the President, or a Vice President. The Board of Directors, or the Chief Executive Officer, may authorize the issuance of a new certificate therefor without the furnishing of indemnity. Stock Transfer Books, in which all transfers of stock shall be recorded, shall be provided.

        The stock transfer books may be closed for a reasonable period and under such conditions as the Board of Directors may at any time determine for any meeting of shareholders, the payment of dividends or any other lawful purpose. In lieu of closing the transfer books, the Board may, in its discretion, fix a record date and hour constituting a reasonable period prior to the day designated for the holding of any meeting of the shareholders or the day appointed for the payment of any dividend, or for any other purpose at the time as of which shareholders entitled to notice of and to vote at any such meeting or to receive such dividend or to be treated as shareholders for such other purpose shall be determined, and only shareholders of record at such time shall be entitled to notice of or to vote at such meeting or to receive such dividends or to be treated as shareholders for such other purpose.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS
                            ------------------------

SECTION 5.01. SEAL. The seal of the Bank shall be circular in form with "SEAL" in the center, and the name "BANK ONE TRUST COMPANY, NA" located clockwise around the upper half of the seal. The seal may be affixed by any officer of the Bank and such other members of the staff as are specifically authorized by the Chief Executive Officer.

SECTION 5.02. MINUTE BOOK. The organization papers of this Bank, the Articles of Association, the returns of judges of elections, the By-Laws and any amendments thereto, the proceedings of all regular and special meetings of the shareholders and of the Board of Directors, and reports of the committees of the Board of Directors shall be recorded in the minute book of the Bank. The minutes of each such meeting shall be signed by the presiding officer and attested by the secretary of the meeting.

SECTION 5.03. CORPORATE POWERS. The corporate existence of the Bank shall continue until terminated in accordance with the laws of the United States. The purpose of the Bank shall be to carry on the general business of a commercial bank trust department and to engage in such activities as are necessary, incident, or related to such business. The Articles of Association of the Bank shall not be amended, or any other provision added elsewhere in the Articles expanding the powers of the Bank, without the prior approval of the Comptroller of the Currency.

SECTION 5.04. AMENDMENT OF BY-LAWS. The By-Laws may be amended, altered or repealed, at any regular or special meeting of the Board of Directors, by a vote of a majority of the Directors.

As amended April 24, 1991     -  Section 3.01 (Officers and Management Staff)

                                 Section 3.02 (Chief Executive Officer)

                                 Section 3.03 (Powers and Duties of Officers and
                                               Management Staff)

                                 Section 3.05 (Execution of Documents)

As amended January 27, 1995  -   Section 2.04 (Regular Meetings)

                                 Section 2.05 (Special Meetings)

                                 Section 3.01(f) (Officers and Management Staff)

                                 Section 3.03(e) (Powers and Duties of Officers
                                                  and Management Staff)

                                 Section 5.01 (Seal)

EXHIBIT 6

Securities and Exchange Commission
Washington, D.C. 20549

                                     CONSENT
                                     -------

The undersigned, designated to act as Trustee under the Indenture for Hawk Corporation described in the attached Statement of Eligibility and Qualification, does hereby consent that reports of examinations by Federal, State, Territorial, or District Authorities may be furnished by such authorities to the Commission upon the request of the Commission.

This Consent is given pursuant to the provision of Section 321(b) of the Trust Indenture Act of 1939, as amended.






                                     Bank One Trust Company, NA

Dated:        December 9, 1996

                                     By: /s/ Ted Kravits
                                         --------------------------------
                                             Ted Kravits
                                             Authorized Signer

                                   EXHIBIT 7

Legal Title of Bank:    Bank One Trust Company, N.A.        Call Date:  9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RI-1
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Consolidated Report of Income
for the period January 1, 1996-September 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement                                                                               1280
                                                                                                            ----
                                                                 Dollar Amounts in Thousands      RIAD  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                               //////////////
   a.  Interest and fee income on loans(1):                                                       //////////////
       (l) Real estate loans                                                                      4246        0  1.a.(1)
       (2) Installment loans                                                                      4247        0  1.a.(2)
       (3) Credit cards and related plans                                                         4248        0  1.a.(3)
       (4) Commercial (time and demand) and all other loans                                       4249        0  1.a.(4)
   b.  Income from lease financing receivables:                                                   //////////////
       (1) Taxable leases                                                                         4505        0  1.b.(1)
       (2) Tax-exempt leases                                                                      4307        0  1.b.(2)
   c.  Interest income on balances due from depository institutions(2)                            4115      736  1.c.
   d.  Interest and dividend income on securities:                                                //////////////
       (1) U.S. Treasury securities and U.S. Government agency and corporation obligations        4027        0  1.d.(1)
       (2) Securities issued by states and political subdivisions in the U.S.:                    //////////////
           (a) Taxable securities                                                                 4506        0  1.d.(2)(a)
           (b) Tax-exempt securities                                                              4507      432  1.d.(2)(b)
       (3) Other domestic debt securities                                                         3657      174  1.d.(3)
       (4) Foreign debt securities                                                                3658        0  1.d.(4)
       (5) Equity securities (including investments in mutual funds)                              3659        2  1.e
   e.  Interest income from trading assets                                                        4069        0  1.e.
   f.  Interest income on federal funds sold and securities purchased under agreements to resell  4020    6,902  1.f.
   g.  Total interest income (sum of items 1.a through 1.f)                                       4107    8,246  1.g.

----------

(1)     See instructions for loan classifications used in this schedule.
(2)     Includes interest income on time certificates of deposit not held for trading.






Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RI-2
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RI--Continued                                                                    Year-to-date
                                                                                          ------------
                                                           Dollar Amounts in Thousands   RIAD  Mil Thou
----------------------------------------------------------------------------------------------------------------------
2.  Interest expense:                                                                    //////////////
    a. Interest on deposits:                                                             //////////////
       (1) Transaction accounts (NOW accounts, ATS accounts, and telephone               //////////////
           and preauthorized transfer accounts)                                          4508         0    2.a.(1)
       (2) Nontransaction accounts:                                                      //////////////
           (a) Money market deposit accounts (MMDAs)                                     4509     1,759    2.a.(2)(a)
           (b) Other savings deposits                                                    4511         0    2.a.(2)(b)
           (c) Time certificates of deposit of $100,000 or more                          4174         0    2.a.(2)(c)
           (d) All other time deposits                                                   4512         0    2.a.(2)(d)
     b. Expense of federal funds purchased and securities sold under agreements          //////////////
        to repurchase                                                                    4180        78    2.b.
     c. Interest on demand notes issued to the U.S. Treasury, trading liabilities,       //////////////
        and other borrowed money                                                         4185         0    2.c.
     d. Interest on mortgage indebtedness and obligations under capitalized leases       4072         0    2.d.
     e. Interest on subordinated notes and debentures                                    4200         0    2.e.
     f. Total interest expense (sum of items 2.a through 2.e)                            4073     1,837    2.f.
3.   Net interest income (item 1.g minus 2.f)                                            //////////////    RIAD 4074   6,409   3.
4.   Provisions:                                                                         //////////////
     a. Provision for loan and lease losses                                              //////////////    RIAD 4230       0   4.a.
     b. Provision for allocated transfer risk                                            //////////////    RIAD 4243       0   4.b.
5.   Noninterest income:                                                                 //////////////
     a. Income from fiduciary activities                                                 4070    74,614    5.a.
     b. Service charges on deposit accounts                                              4080         0    5.b.
     c. Trading revenue (must equal Schedule RI, sum of Memorandum                       //////////////        I
        items 8.a through 8.d)                                                           A220         0    5.c.
     d. Other foreign transaction gains (losses)                                         4076         0    5.d.
     e. Not applicable                                                                   //////////////
     f. Other noninterest income:                                                        //////////////
        (1) Other fee income                                                             5407     7,786    5.f.(1)
        (2) All other noninterest income*                                                5408       142    5.f.(2)
     g. Total noninterest income (sum of items 5.a through 5.f)                          //////////////    RIAD 4079  82,542   5.g.
 6.  a. Realized gains (losses) on held-to-maturity securities                           //////////////    RIAD 3521       0   6.a.
     b. Realized gains (losses) on available-for-sale securities                         //////////////    RIAD 3196      79   6.b.
 7.  Noninterest expense:                                                                //////////////
     a. Salaries and employee benefits                                                   4135    41,311    7.a.
     b. Expenses of premises and fixed assets (net of rental income)                     //////////////
        (excluding salaries and employee benefits and mortgage interest)                 4217     5,033    7.b.
     c. Other noninterest expense*                                                       4092    32,351    7.c.
     d. Total noninterest expense (sum of items 7.a through 7.c)                         //////////////    RIAD 4093  78,695   7.d.
 8.  Income (loss) before income taxes and extraordinary items and other adjustments     //////////////
     (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                       //////////////    RIAD 4301  10,335   8.
 9.  Applicable income taxes (on item 8)                                                 //////////////    RIAD 4302   3,589   9.
10.  Income (loss) before extraordinary items and other adjustments (item 8 minus 9)     //////////////    RIAD 4300   6,746  10.
11.  Extraordinary items and other adjustments:                                          //////////////
     a. Extraordinary items and other adjustments, gross of income taxes*                4310         0    11.a.
     b. Applicable income taxes (on items 11.a)*                                         4315         0    11.b.
     c. Extraordinary items and other adjustments, net of income taxes                   //////////////
       (item 11.a minus 11.b)                                                            //////////////    RIAD 4320       0  11.c.
12.  Net income (loss) (sum of items 10 and 11.c)                                        //////////////    RIAD 4340   6,746  12.
----------

*Describe on Schedule RI-E--Explanations.


                                       4




Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RI-3
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RI--Continued
                                                                                                                     I281
                                                                                                                     ----
                                                                                                             Year-to-date
                                                                                                             ------------
Memoranda                                                  Dollar Amounts in Thousands                     RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after             //////////////
    August 7, 1986, that is not deductible for federal income tax purposes                                 4513        0      M.1.
 2. Income from the sale and servicing of mutual funds and annuities (included in                          //////////////
    Schedule RI, item 8)                                                                                   8431        0      M.2.
 3. Not applicable                                                                                         //////////////
 4. Number of full-time equivalent employees on payroll at end of current period (round to nearest         ////   Number
    whole number)                                                                                          4150      922      M.4.
 5. Interest and fee income on tax-exempt obligations (other than securities and leases) of states         //////////////
    and political subdivisions in the U.S. (reportable in Schedule RC-C, part I, item 8) included in       ////   Mil Thou
    Schedule RI, item 1.a above                                                                            4504        0      M.5.
 6. To be completed by banks with loans to finance agricultural production and other loans to farmers      //////////////
    (Schedule RC-C, part I, item 3) exceeding five percent of total loans                                  //////////////
    Interest and fee income on agricultural loans included in item 1.a above                               4251        N/A    M.6.
 7. If the reporting bank has restated its balance sheet as a result of applying push down                 ////   MM DD YY
    accounting this calendar year, report the date of the bank's acquisition                               9106   00/00/00    M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)                   //////////////
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                            ////   Mil Thou
    a. Interest rate exposures                                                                             8757        0      M.8.a.
    b. Foreign exchange exposures                                                                          8758        0      M.8.b.
    c. Equity security and index exposures                                                                 8759        0      M.8.c.
    d. Commodity and other exposures                                                                       8760        0      M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:                //////////////
    a. Net increase (decrease) to interest income                                                          8761        0      M.9.a.
    b. Net (increase) decrease to interest expense                                                         8762      (17)     M.9.b.
    c. Other (noninterest) allocations                                                                     8763        0      M.9.c.


Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                                        I283
                                                                                                                     ----
                                                           Dollar Amounts in Thousands                     RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.      Total equity capital originally reported in the December 31, 1995, Reports of Condition and Income 3215    18,490      1.
2.      Equity capital adjustments from amended Reports of Income, net*                                    3216         0      2.
3.      Amended balance end of previous calendar year (sum of items 1 and 2)                               3217    18,490      3.
4.      Net income (loss) (must equal Schedule RI, item 12)                                                4340     6,746      4.
5.      Sale, conversion, acquisition, or retirement of capital stock, net                                 4346         0      5.
6.      Changes incident to business combinations, net                                                     4356         0      6.
7.      LESS: Cash dividends declared on preferred stock                                                   4470         0      7.
8.      LESS: Cash dividends declared on common stock                                                      4460         0      8.
9.      Cumulative effect of changes in accounting principles from prior years* (see instructions for      //////////////
        this schedule)                                                                                     4411         0      9.
10.     Corrections of material accounting errors from prior years* (see instructions for this schedule) . 4412         0     10.
11.     Change in net unrealized holding gains (losses) on available-for-sale securities                   8433       (92)    11.
12.     Other transactions with parent holding company* (not included in items 5, 7, or 8 above)           4415         0     12.
13.     Total equity capital end of current period (sum of items 3 through 12) (must equal                 //////////////
        Schedule RC, item 28)                                                                              3210    25,144     13.


*Describe on Schedule RI-E--Explanations.

                                       5




Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RI-4
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)                                                        I286
                                                                                          (Column A)          (Column B)
                                                                                          Charge-offs         Recoveries
Part I excludes charge-offs and recoveries through                                      -----------------------------------
the allocated transfer risk reserve.                                                          Calendar year-to-date
                                                                                        -----------------------------------
                                                           Dollar Amounts in Thousands  RIAD    Mil Thou   RIAD    Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.      Real estate loans                                                               4256      0        4257       0    1.
2.      Installment loans                                                               4258      0        4259       0    2.
3.      Credit cards and related plans                                                  4262      0        4263       0    3.
4.      Commercial (time and demand) and all other loans                                4264      0        4265       0    4.
5.      Lease financing receivables                                                     4266      0        4267       0    5.
6.      Total (sum of items 1 through 5)                                                4635      0       14605       0    6.

Memoranda                                                  Dollar Amounts in Thousands  RIAD    Mil Thou   RIAD    Mil Thou
--------------------------------------------------------------------------------------------------------- -----------------
1.      Loans to foreign governments and official institutions included in part I,      //////////////     //////////////
        items 1 through 4 above                                                         4643      0        4627       0    M.1.
2.      To be completed by banks with loans to finance agricultural production and      //////////////     //////////////
        other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent   //////////////     //////////////
        of total loans.                                                                 //////////////     //////////////
        Agricultural loans included in part I, items 1 through 4 above                  4268      N/A      4269      N/A   M.2.
3.      Not applicable                                                                  //////////////     //////////////
4.      Loans to finance commercial real estate, construction, and land development     //////////////     //////////////
        activities (not secured by real estate) included in Schedule RI-B, part I,      //////////////     //////////////
        items 2 through 4, above                                                        5443      0        5444       0    M.4.
5.      Real estate loans (sum of Memorandum items 5.a through 5.e must equal           //////////////     //////////////
        Schedule RI-B, part I, item 1, above):                                          //////////////     //////////////
        a. Construction and land development                                            5445      0        5446       0    M.5.a.
        b. Secured by farmland                                                          5447      0        5446       0    M.5.b.
        c. Secured by 1-4 family residential properties:                                //////////////     //////////////
             (1) Revolving, open-end loans secured by 1-4 family residential properties //////////////    //////////////
                 and extended under lines of credit                                     5449      0        5450       0    M.5.c.(1)
             (2) All other loans secured by 1-4 family residential properties           5451      0        5452       0    M.5.c.(2)
        d. Secured by multifamily (5 or more) residential properties                    5453      0        5454       0    M.5.d.
        e. Secured by nonfarm nonresidential properties                                 5455      0        5456       0    M.5.e.

(1)     See instructions for loan classifications used in this schedule.




Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RI-5
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RI-B--Continued

Part II. Changes in Allowance for Loan and Lease Losses
                                                                                                            Year-to-date
                                                           Dollar Amounts in Thousands                     RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RIAD    Mil Thou
1.      Balance originally reported in the December 31, 1995, Reports of Condition and Income           3124        10       1.
2.      Recoveries (must equal part I, item 6, column B above)                                          4605         0       2.
3.      LESS: Charge-offs (must equal part I, item 6, column A above)                                   4635         0       3.
4.      Provision for loan and lease losses (must equal Schedule RI, item 4.a)                          4230         0       4.
5.      Adjustments* (see instructions for this schedule)                                               4815         0       5.
6.      Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.b)     3123        10       6.

------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority
Schedule RI-C is to be reported with the December Report of Income.

                                                                                                                    1289
                                                           Dollar Amounts in Thousands                     RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.      Federal                                                                                         4780       N/A        1.
2.      State and local                                                                                 4790       N/A        2.
3.      Foreign                                                                                         4795       N/A        3.
4.      Total (sum of items 1 through 3)(must equal sum of Schedule RI, items 9 and 11.b)               4770       N/A        4.
5.      Deferred portion of item 4                                        RIAD 4772             N/A     //////////////        5.

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)
                                                                                                                   I295
                                                                                                            Year-to-date
                                                           Dollar Amounts in Thousands                     RIAD  Mil Thou
-----------------------------------------------------------------------------------------------------------------------------------
1.      All other noninterest income (from Schedule RI, item 5.f.(2))                                   //////////////
        Report amounts that exceed lOX of Schedule RI, item 5.f.(2)                                     //////////////
        a.      Net gains on other real estate owned                                                    5415         0        1.a.
        b.      Net gains on sales of loans                                                             5416         0        1.b.
        c.      Net gains on sales of premises and fixed assets                                         5417         0        1.c.
        Itemize and describe the three largest other amounts that exceed lOX of Schedule RI,
        item 5.f.(2):                                                                                   //////////////
        d.       TEXT 4461   859410 - Other Nonfraud Recovery                                           4461       141        1.d.
        e.       TEXT 4462                                                                              4462                  1.e.
        f.       TEXT 4463                                                                              4463                  1.f.
2.      Other noninterest expense (from Schedule RI, item 7.c):                                         //////////////
        a.      Amortization expense of intangible assets                                               4531         0        2.a.
        Report amounts that exceed lOX of Schedule RI, item 7.c:                                        //////////////
        b.      Net losses on other real estate owned                                                   5418         0        2.b.
        c.      Net losses on sales of loans                                                            5419         0        2.c.
        d.      Net losses on sales of premises and fixed assets                                        5420         0        2.d.
        Itemize and describe the three largest other amounts that exceed lOX of  Schedule RI, item 7.c: //////////////
        e.       TEXT 4464  855501 - Trust Accounting                                                   4464     5,138        2.e.
        f.       TEXT 4467  BOIA MF Fees                                                                4467     3,975        2.f.
        g.       TEXT 4468  846146 - INTRAHC Inv Adv Fee Exp                                            4468     3,285        2.g.




Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RI-6
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RI-E--Continued
                                                                                                           Year-to-date
                                                           Dollar Amounts in Thousands                     RIAD  Mil Thou
-------------------------------------------------------------------------------------------------------------------------
3.   Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income      //////////////
     tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other   //////////////
     adjustments):                                                                                      //////////////
     a.      (1)   TEXT 4469                                                                            4469               3.a.(1)
             (2) Applicable income tax effect                                      RIAD 4486            //////////////     3.a.(2)
     b.      (1)   TEXT 4487                                                                            4487               3.b.(1)
             (2) Applicable income tax effect                                      RIAD 4488            //////////////     3.b.(2)
     c.      (1)   TEXT 4489                                                                            4489               3.c.(1)
             (2) Applicable income tax effect                                      RIAD 4491            //////////////     3.c.(2)
4.   Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)             //////////////
     (itemize and describe all adjustments):                                                            //////////////
     a.       TEXT 4492                                                                                 4492               4.a.
     b.       TEXT 4493                                                                                 4493               4.b.
5.   Cumulative effect of changes in accounting principles from prior years                             //////////////
     (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):          //////////////
     a.       TEXT 4494  I                                                                              4494               5.a.
     b.       TEXT 4495                                                                                 4495               5.b.
6.   Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)           //////////////
     (itemize and describe all corrections):                                                            //////////////
     a.       TEXT 4496                                                                                 4496               6.a.
     b.       TEXT 4497                                                                                 4497               6.b.
7.   Other transactions with parent holding company (from Schedule RI-A, item 12)                       //////////////
     (itemize and describe all such transactions):                                                      //////////////
     a.       TEXT 4498                                                                                 4498               7.a.
     b.       TEXT 4499                                                                                 4499               7.b.
8.   Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)           //////////////
     (itemize and describe all adjustments):                                                            //////////////
     a.       TEXT 4521                                                                                 4521               8.a.
     b.       TEXT 4522                                                                                 4522               6.b.
9.   Other explanations (the space below is provided for the bank to briefly describe, at its option, I298      I299
     any other significant items affecting the Report of Income):
     No comment [  ] (RIAD 4769)
     Other explanations (please type or print clearly):
     (TEXT 4769)

Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-1
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                         C200
                                                           Dollar Amounts in Thousands           RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
ASSETS                                                                                          //////////////
1.      Cash and balances due from depository institutions (from Schedule RC-A):                //////////////
        a.      Noninterest-bearing balances and currency and coin(1)                           0081    15,620          1.a.
        b.      Interest-bearing balances(2)                                                    0071         0          1.b.
2.      Securities:                                                                             //////////////
        a.      Held-to-maturity securities (from Schedule RC-B, column A)                      1754     2,591          2.a.
        b.      Available-for-sale securities (from Schedule RC-B, column D)                    1773     9,964          2.b.
3.      Federal funds sold and securities purchased under agreements to resell:                 //////////////
        a.      Federal funds sold                                                              0276   267,533          3.a.
        b.      Securities purchased under agreements to resell                                 0277         0          3.b.
4.      Loans and lease financing receivables:                                                  //////////////
        a.      Loans and leases, net of unearned income (from Schedule RC-C) RCON 2122 26,095  //////////////          4.a.
        b.      LESS: Allowance for loan and lease losses                     RCON 3123     10  //////////////          4.b.
        c.      LESS: Allocated transfer risk reserve                         RCON 3128      0  //////////////          4.c.
        d.      Loans and leases, net of unearned income, allowance, and reserve (item 4.a      //////////////
                minus 4.b and 4.c)                                                              2125    26,085          4.d.
5.      Trading assets                                                                          3545         0          5.
6.      Premises and fixed assets (including capitalized leases)                                2145     9,646           6.
7.      Other real estate owned (from Schedule RC-M)                                            2150         0           7.
8.      Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)2130         0           8.
9.      Customers' liability to this bank on acceptances outstanding                            2155         0           9.
10.     Intangible assets (from Schedule RC-M)                                                  2143         0          10.
11.     Other assets (from Schedule RC-F)                                                       2160    19,467          11.
12.     Total assets (sum of items 1 through 11)                                                2170   350,906          12.


----------
(1)     Includes cash items in process of collection and unposted debits.
(2)     Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-2
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377
Schedule RC- -Continued
                                                           Dollar Amounts in Thousands          RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                    //////////////
13.     Deposits:                                                                              //////////////
        a. In   domestic offices (sum of totals of columns A and C from Schedule RC-E)         2200   315,770           13.a.
          (1)   Noninterest-bearing(1)  RCON 6631       283,898                                //////////////           13.a.(1)
          (2)   Interest-bearing        RCON 6636        31,872                                //////////////            3.a.(2)
        b. In   foreign offices, Edge and Agreement subsidiaries, and IBFs                     //////////////
          (1)   Noninterest-bearing                                                            //////////////
          (2)   Interest-bearing                                                               //////////////
14.     Federal funds purchased and securities sold under agreements to repurchase:            //////////////
        a. Federal funds purchased                                                             0278         0           14.a.
        b. Securities sold under agreements to repurchase                                      0279         0           14.b.
15.     a. Demand notes issued to the U.S. Treasury                                            2840         0           15.a.
        b. Trading liabilities                                                                 3548         0           15.b.
16.     Other   borrowed money:                                                                //////////////
        a. With a remaining maturity of one year or less                                       2332         0           16.a.
        b. With a remaining maturity of more than one year                                     2333         0           16.b.
17.     Mortgage indebtedness and obligations under capitalized leases                         2910         0           17.
18.     Bank's  liability on acceptances executed and outstanding                              2920         0           18.
19.     Subordinated notes and debentures                                                      3200         0           19.
20.     Other   liabilities (from Schedule RC-G)                                               2930     9,992           20.
21.     Total   liabilities (sum of items 13 through 20)                                       2948   325,762           21.
                                                                                               //////////////
22.     Limited-life preferred stock and related surplus                                       3282         0           22.
EQUITY CAPITAL                                                                                 //////////////
23.     Perpetual preferred stock and related surplus                                          3838         0           23.
24.     Common stock                                                                           3230       800           24.
25.     Surplus (exclude all surplus related to preferred stock)                               3839     1,017           25.
26.     a.      Undivided profits and capital reserves                                         3632    23,281           26.a.
        b.      Net unrealized holding gains (losses) on available-for-sale securities         8434        46           26.b.
27.     Cumulative foreign currency translation adjustments                                    //////////////
28.     Total equity capital (sum of items 23 through 27)                                      3210    25,144           28.
29.     Total liabilities, limited-life preferred stock, equity capital, (sum of items 21,
        22, and 28) .                                                                          3300   350,906           29.

Memorandum
To be reported only with the March Report of Condition.

1.      Indicate in the box at the right the number of the statement below that best describes the Number most comprehensive level of auditing work
        performed for the bank by independent external                                    Number
        auditors as of any date during 1995                                    RCON  6724   N/A     M.1.

1 =  Independent  audit  of the bank conducted  in accordance        4 =  Directors'  examination of the bank performed by other ex
     with generally accepted auditing standards by a certified            ternal  auditors  (may be  required by state chartering
     public accounting firm which  submits a report on the bank           authority)
2 =  Independent audit of the bank's parent holding company          5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted audit-               auditors
     ing standards by a certified public accounting firm which       6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company                 auditors
     (but not on the bank separately)                                7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of  the bank  conducted in accor-        8 =  No external audit work
     dance with  generally accepted  auditing  standards by a
     certified public accounting firm (may be required by state chartering authority)

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-3
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.
                                                                                                          C205
                                                           Dollar Amounts in Thousands          RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
1.      Cash items in process of collection, unposted debits, and currency and coin:            //////////////
        a.      Cash items in process of collection and unposted debits                         0020       101      1.a.
        b.      Currency and coin                                                               0080         0      1.b.
2.      Balances due from depository institutions in the U.S.:                                  //////////////
        a.      U.S. branches and agencies of foreign banks                                     0083         0      2.a.
        b.      Other commercial banks in the U.S. and other depository institutions in the U.S 0085     7,901      2.b.
3.      Balances due from banks in foreign countries and foreign central banks:                 //////////////
        a.      Foreign branches of other U.S. banks                                            0073         0      3.a.
        b.      Other banks in foreign countries and foreign central banks                      0074         0      3.b.
4.      Balances due from Federal Reserve Banks                                                 0090     7,618      4.
5.      Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)     0010    15,620      5.


Memorandum
                                                           Dollar Amounts in Thousands          RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
1.      Noninterest-bearing balances due from commercial banks in the U.S. (included in
        items 2.a                                                                              //////////////
        and 2.b above)                                                                         0050     7,901       M.1.


Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-4
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RC-B--Securities
Exclude assets held for trading.
                                                                                                                        C210
                                                                           Held-to-maturity               Available-for-sale
                                                                     (Column A)     (Column B)     (Column C)      (Column D)
                                                                   Amortized Cost   Fair Value   Amortized Cost  Fair Value(1)
                                     Dollar Amounts in Thousands   RCON  Mil Thou RCON  Mil Thou RCON  Mil Thou RCON  Mil Thou
                                     -----------------------------------------------------------------------------------------
1.      U.S. Treasury securities                                   0211        0 0213        0 1286        0  1287        0  1.
2.      U.S. Government agency and corporation                     ///////////// ///////////// ////////////// /////////////
        obligations (exclude mortgage-backed securities):          ///////////// ///////////// ////////////// /////////////
        a.      Issued by U.S. Government agencies(2)              1289        0 1290        0 1291        0  1293        0  2.a.
        b.      Issued by U.S. Government-sponsored                ///////////// ///////////// ////////////// /////////////
                agencies(3)                                        1294        0 1295        0 1297        0  1298        0  2.b.
3.      Securities issued by states and political                  ///////////// ///////////// ////////////// /////////////
        subdivisions in the U.S.:                                  ///////////// ///////////// ////////////// /////////////
        a.      General obligations                                1676    2,591 1677    2,665 1678    6,575  1679    6,680  3.a.
        b.      Revenue obligations                                1681        0 1686        0 1690        0  1691        0  3.b.
        c.      Industrial development and similar obligations     1694        0 1695        0 1696        0  1697        0  3.c.
4.      Mortgage-backed securities (MBS):                          ///////////// ///////////// ////////////// /////////////
        a.      Pass-through securities:                           ///////////// ///////////// ////////////// /////////////
                (1)     Guaranteed by GNMA                         1698        0 1699        0 1701        0  1702        0  4.a.(1)
                (2)     Issued by FNMA and FHLMC                   1703        0 1705        0 1706        0  1707        0  4.a.(2)
                (3)     Other pass-through securities              1709        0 1710        0 1711      443  1713      444  4.a.(3)
        b.      Other mortgage-backed securities (include          ///////////// ///////////// ////////////// /////////////
                CMOs, REMICs, and stripped MBS):                   ///////////// ///////////// ////////////// /////////////
                (1)     Issued or guaranteed by FNMA,              ///////////// ///////////// ////////////// /////////////
                        FHLMC, or GNMA                             1714        0 1715        0 1716        0  1717        0  4.b.(1)
                (2)     Collateralized by MBS issued or guaranteed ///////////// ///////////// ////////////// /////////////
                        by FNMA, FHLMC, or GNMA                    1718        0 1719        0 1731        0  1732        0  4.b.(2)
                (3)     All other mortgage-backed securities       1733        0 1734        0 1735    2,507  1736    2,460  4.b.(3)
5.      Other debt securities:                                     ///////////// ///////////// ////////////// /////////////
        a.      Other domestic debt securities                     1737        0 1738        0 1739      291  1741      304  5.a.
        b.      Foreign debt securities                            1742        0 1743        0 1744        0  1746        0  5.b.
6.      Equity securities:                                         ///////////// ///////////// ////////////// /////////////
        a.      Investments in mutual funds                        ///////////// ///////////// 1747        0  1748        0  6.a.
        b.      Other equity securities with readily               ///////////// ///////////// ////////////// /////////////
                determinable fair values                           ///////////// ///////////// 1749        0  1751        0  6.b.
        c.      All other equity securities(1)                     ///////////// ///////////// 1752       76  1753       76  6.c.
7.      Total (sum of items 1 through 6) (total of                 ///////////// ///////////// ////////////// /////////////
        column A must equal Schedule RC, item 2.a)                 ///////////// ///////////// ////////////// /////////////
        (total of column D must equal Schedule RC,                 ///////////// ///////////// ////////////// /////////////
        item 2.b)                                                  1754    2,591 1771    2,665 1772    9,892  1773    9,964  7.

------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Impart Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-5
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RC-B--Continued
Memoranda                                                                                              C212
                                                           Dollar Amounts in Thousands          RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
1.  Pledged securities(1)                                                                       0416    11,891      M.1.
2.  Maturity and repricing data for debt securities(1),(2),(3) (excluding those
    in nonaccrual status):                                                                      //////////////
    a.      Fixed rate debt securities with a remaining maturity of:                            //////////////
            (1)     Three months or less                                                        0343       660      M.2.a.(1)
            (2)     Over three months through 12 months                                         0344     1,526      M.2.a.(2)
            (3)     Over one year through five years                                            0345     6,405      M.2.a.(3)
            (4)     Over five years                                                             0346       984      M.2.a.(4)
            (5)     Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
                    through 2.a.(4))                                                            0347     9,575      M.2.a.(5)
    b.      Floating rate debt securities with a repricing frequency of:                        //////////////
            (1)     Quarterly or more frequently                                                4544     2,904      M.2.b.(1)
            (2)     Annually or more frequently, but less frequently than quarterly             4545         0      M.2.b.(2)
            (3)     Every five years or more frequently, but less frequently than annually      4551         0      M.2.b.(3)
            (4)     Less frequently than every five years                                       4552         0      M.2.b.(4)
            (5)     Total floating rate debt securities (sum of Memorandum items 2.b.(1)
                    through 2.b.(4))                                                            4553     2,904      M.2.b.(5)
    c.      Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal     //////////////
            total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and   0393    12,479      M.2.c.
            D, minus nonaccrual debt securities included in Schedule RC-N, item 6, column C)    //////////////
3.  Not applicable
4.  Held-to-maturity debt securities restructured and in compliance with modified terms         //////////////
    (included in Schedule RC-B, items 3 through 5, column A, above)                             5365         0      M.4.
5.  Not applicable                                                                              //////////////
6.  Floating rate debt securities with a remaining maturity of one year or less(1),(3)          //////////////
    (included in Memorandum items 2.b.(1) through 2.b.(4) above)                                5519         0      M.6.
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or  //////////////
    trading securities during the calendar year-to-date (report the amortized cost at date of   //////////////
    sale or transfer)                                                                           1778         0      M.7.
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale      //////////////
    accounts in Schedule RC-B, item 4.b):                                                       //////////////
    a.      Amortized cost                                                                      8780         0      M.8.a.
    b.      Fair value                                                                          8781         0      M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in       //////////////
    Schedule RC-B, items 2, 3, and 5):                                                          //////////////
    a.      Amortized cost                                                                      8752         0      M.9.a.
    b.      Fair value                                                                          8783         0      M.9.b.

-----------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.



Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-6
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RC-C--Loans and Lease Financing Receivables
Part I. Loans and Leases

Do not deduct the allowance for loan and lease tosses from amounts reported in this schedule.
Report total loans and leases, net of unearned income.  Exclude assets held for trading.
                                                                                                          C215
                                                           Dollar Amounts in Thousands          RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------
1.      Loans secured by real estate:                                                          //////////////
        a.      Construction and Land development                                              1415        0    1.a.
        b.      Secured by farmland (including farm residential and other improvements)        1420        0    1.b.
        c.      Secured by 1-4 family residential properties:                                  //////////////
                (1)     Revolving, open-end loans secured by 1-4 family residential            //////////////
                        properties and extended under Lines of credit                          1797        0    1.c.(1)
                (2)     All other loans secured by 1-4 family residential properties:          //////////////
                        (a)     Secured by first liens                                         5367        0    1.c.(2)(a)
                        (b)     Secured by junior liens                                        5368        0    1.c.(2)(b)
        d.      Secured by multifamily (5 or more) residential properties                      1460        0    1.d.
        e.      Secured by nonfarm nonresidential properties                                   1480        0    1.e.
2.      Loans to depository institutions:                                                      //////////////
        a.      To commercial banks in the U.S.:                                               //////////////
                (1)     To U.S. branches and agencies of foreign banks                         1506        0    2.a.(1)
                (2)     To other commercial banks in the U.S                                   1507        0    2.a.(2)
        b.      To      other depository institutions in the U.S                               1517        0    2.b.
        c.      To      banks in foreign countries:                                            //////////////
                (1)     To foreign branches of other U.S. banks                                1513        0    2.c.(1)
                (2)     To other banks in foreign countries                                    1516        0    2.c.(2)
3.      Loans to finance agricultural production and other loans to farmers                    1590        0    3.
4.      Commercial and industrial loans:                                                       //////////////
        a.      To  U.S. addressees (domicile)                                                 1763        0    4.a.
        b.      To  non-U.S. audressees (domicile)                                             1764        0    4.b.
5.      Acceptances of other banks                                                             1755        0    5.
6.      Loans to individuals for household, family, and other personal expenditures (i.e.,     //////////////
        consumer loans) (includes purchased paper):                                            //////////////
        a.      Credit cards and related plans (includes check credit and other revolving
                credit plans)                                                                  2008        0    6.a.
        b.      Other (includes single payment, installment, and all student loans)            2011        0    6.b.
7.      Loans to foreign governments and official institutions (including foreign central
        banks)                                                                                 2081        0    7.
8.      Obligations (other than securities and leases) of states and political subdivisions    //////////////
        in the U.S. (includes nonrated industrial development obligations)                     2107        0    8.
9.      Other loans:                                                                           //////////////
        a.      Loans for purchasing or carrying securities (secured and unsecured)            1545        0    9.a.
        b.      All other loans (exclude consumer loans)                                       1564   26,095    9.b.
10.     Lease financing receivables (net of unearned income)                                   2165        0   10.
11.     LESS: Any     unearned income on loans reflected in items 1-9 above                    2123        0   11.
12.     Total loans and leases, net of unearned income (sum of items 1 through 10 minus        //////////////
        item 11) (must equal Schedule RC, item 4.a)                                            2122   26,095   12.



Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-7
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

Schedule RC-C--Continued
Part I. Continued
Memoranda
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above                                           1496         0     M.1.
2. Loans(1) and leases restructured and in compliance with modified terms (included in                 //////////////
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N,           //////////////
   Memorandum item 1):                                                                                 //////////////
   a.      Real estate loans                                                                           1617         0     M.2.a.
   b.      All other loans and all lease financing receivables (exclude loans to individuals for       //////////////
           household, family, and other personal expenditures)                                         8691         0     M.2.b.
3. Maturity and repricing data for loans and leases(2) (excluding those in nonaccrual status):         //////////////
   a.      Fixed rate loans and leases with a remaining maturity of:                                   //////////////
           (1)     Three months or less                                                                0348    26,095     M.3.a.(1)
           (2)     Over three months through 12 months                                                 0349         0     M.3.a.(2)
           (3)     Over one year through five years                                                    0356         0     M.3.a.(3)
           (4)     Over five years                                                                     0357         0     M.3.a.(4)
           (5)     Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through 3.a.(4)) 0358    26,095     M.3.a.(5)
   b.      Floating rate loans with a repricing frequency of:                                          //////////////
           (1)     Quarterly or more frequently                                                        4554         0     M.3.b.(1)
           (2)     Annually or more frequently, but less frequently than quarterly                     4555         0     M.3.b.(2)
           (3)     Every five years or more frequently, but less frequently than annually              4561         0     M.3.b.(3)
           (4)     Less frequently than every five years                                               4564         0     M.3.b.(4)
           (5)     Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4))         4567         0     M.3.b.(5)
   c.      Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal            //////////////
           the sum of total loans and leases, net, from Schedule RC-C, part I, item 12,total
           nonaccrual loans and leases from Schedule plus unearned income from Schedule RC-C,          //////////////
           part I, item 11, minus RC-N, sum of items 1 through 5, column C)                            1479    26,095     M.3.c.
   d.      Floating rate loans with a remaining maturity of one year or less (included in Memorandum   //////////////
           items 3.b.(1) through 3.b.(4) above)                                                        A246         0     M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities              //////////////
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b, page RC-6(3)       2746         0     M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)                           5369         0     M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties        //////////////
   (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6)                                     5370         0     M.6.

------------------
(1)  See instructions for loan classifications used in Memorandum item 2.

(2) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.

(3)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.



Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-8
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-E--Deposit Liabilities
                                                                                                          C225
                                                                                                      Nontransaction
                                                                      Transaction Accounts             Accounts
                                                                   (Column A)      (Column B)         (Column C)
                                                                     Total        Memo: TotaL           Total
                                                                  transaction       demand           nontransaction
                                                                    accounts        deposits           accounts
                                                                   (including     (included in        (including)
                                                                  total demand     column A)            MMDAs)
                                                                   deposits)
                              Dollar Amounts in Thousands        RCON  Mil Thou  RCON  Mil Thou   RCON   Mil Thou
----------------------------------------------------------------------------------------------------------------------
Deposits of:                                                     /////////////// ///////////////  ///////////////
1.      Individuals, partnerships, and corporations              2201   231,467  2240   231,467   2346   84,245       1.
2.      U.S. Government                                          2202         0  2280         0   2520        0       2.
3.      States and political subdivisions in the U.S             2203         0  2290         0   2530        0       3.
4.      Commercial banks in the U.S                              2206         0  2310         0   2550        0       4.
5.      Other depository institutions in the U.S                 2207         0  2312         0   2349        0       5.
6.      Banks in foreign countries                               2213         0  2320         0   2236        0       6.
7.      Foreign governments and official institutions (including /////////////// ///////////////  ///////////////
        foreign central banks)                                   2216         0  2300         0   2377        0       7.
8.      Certified and official checks                            2330        58  2330        58   ///////////////     8.
9.      Total (sum of items 1 through 8) (sum of columns A and C /////////////// ///////////////  ///////////////
        must equal Schedule RC, item 13.a)                       2215   231,525  2210   231,525   2385    84,245      9.

Memoranda

                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):                       ///////////////
    a.      Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                         6835         0  M.1.a.
    b.      Total brokered deposits                                                                     2365         0  M.1.b.
    c.      Fully insured brokered deposits (included in Memorandum item 1.b above):                    ///////////////
            (1)     Issued in denominations of less than $100,000                                       2343         0  M.1.c.(1)
            (2)     Issued either in denominations of $100,000 or in denominations greater than         ///////////////
                    $100,000 and participated out by the broker in shares of $100,000 or less           2344         0  M.1.c.(2)
    d.      Maturity data for brokered deposits:                                                        ///////////////
            (1)     Brokered deposits issued in denominations of less than $100,000 with a remaining    ///////////////
                    maturity of one year or less (included in Memorandum item 1.c.(1) above)            A243         0  M.1.d.(1)
            (2)     Brokered deposits issued in denominations of $100,000 or more with a remaining      ///////////////
                    maturity of one year or less (included in Memorandum item 1.b above)                A244         0  M.1.d.(2)
    e.      Preferred deposits (uninsured deposits of states and political subdivisions in the U.S      ///////////////
            reported in item 3 above which are secured or collateralized as required under state law)   5590         0  M.1.e.
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d                ///////////////
    must equal item 9, column C, above):                                                                ///////////////
    a.      Savings deposits:                                                                           ///////////////
            (1)     Money market deposit accounts (MMDAs)                                               6810    31,872  M.2.a.(1)
            (2)     Other savings deposits (excludes MMDAs)                                             D352    52,373  M.2.a.(2)
    b.      Total time deposits of less than $100,000                                                   6648         0  M.2.b.
    c.      Time certificates of deposit of $100,000 or more                                            6645         0  M.2.c.
    d.      Open-account time deposits of $100,000 or more                                              6646         0  M.2.d.
3.  All NOW accounts (included in column A above)                                                       2398         0  M.3.
4.  Not applicable




Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-9
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-E--Continued

Memoranda (Continued)

                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
5.   Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum             //////////////
     items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)                            //////////////
     a.      Fixed rate time deposits of less than $100,000 with a remaining maturity of:               //////////////
             (1)     Three months or less                                                               A225         0  M.5.a.(1)
             (2)     Over three months through 12 months                                                A226         0  M.5.a.(2)
             (3)     Over one year                                                                      A227         0  M.5.a.(3)
     b.      Floating rate time deposits of less than $100,000 with a repricing frequency of:           //////////////
             (1)     Quarterly or more frequently                                                       A228         0  M.5.b.(1)
             (2)     Annually or more frequently, but less frequently than quarterly                    A229         0  M.5.b.(2)
             (3)     Less frequently than annually                                                      A230         0  M.5.b.(3)
     c.      Floating rate time deposits of less than $100,000 with a remaining maturity of one year    //////////////
             or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)                       A231         0  M.5.c.
6.   Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates         //////////////
     of deposit of $100,000 or more and open-account time deposits of $100,000 or more)                 //////////////
     (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum                  //////////////
     items 2.c and 2.d above):(1)  I                                                                    //////////////
     a.      Fixed rate time deposits of $100,000 or more with a remaining maturity of:                 //////////////
             (1)     Three months or less                                                               A232         0  M.6.a.(1)
             (2)     Over three months through 12 months                                                A233         0  M.6.a.(2)
             (3)     Over one year through five years                                                   A234         0  M.6.a.(3)
             (4)     Over five years                                                                    A235         0  M.6.a.(4)
     b.      Floating rate time deposits of $100,000 or more with a repricing frequency of:             //////////////
             (1)     Quarterly or more frequently                                                       A236         0  M.6.b.(1)
             (2)     Annually or more frequently, but less frequently than quarterly                    A237         0  M.6.b.(2)
             (3)     Every five years or more frequently, but less frequently than annually             A238         0  M.6.b.(3)
             (4)     Less frequently than every five years                                              A239         0  M.6.b.(4)
     c.      Floating rate time deposits of $100,000 or more with a remaining maturity of one year or   //////////////
             less (included in Memorandum items 6.b.(1) through 6.b.(4) above)                          A240         0  M.6.c.
------------------

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-10
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-F--Other Assets


                                                                                                               C230
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.      Income earned, not collected on loans                                                           2164        0      1.
2.      Net deferred tax assets(1)                                                                      2148        0      2.
3.      Excess residential mortgage servicing fees receivable                                           5371        0      3.
4.      Other (itemize and describe amounts that exceed zsx of this item)                               2168   19,467      4.
        a.      TEXT 3549  182401 - INTERHC Receivable  RCDN    3549    9,160                           //////////////     4.a.
        b.      TEXT 3550   182515 - A/R Trust Fees     RCDN    3550    5,764                           //////////////     4.b.
        c.      TEXT 3551                               RCDN    3551                                    //////////////     4.c.
5.      Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                              2160   19,467      5.

Memorandum
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.      Deferred tax assets disallowed for regulatory capital purposes                                  5610        0      M.1.

Schedule RC-G--Other Liabilities
                                                                                                              C235
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.      a.      Interest accrued and unpaid on deposits(2)                                              3645    136       1.a.
        b.      Other expenses accrued and unpaid (includes accrued income taxes payable)               3646    8,008     1.b.
2.      Net deferred tax liabilities(1)                                                                 3049      591     2.
3.      Minority interest in consolidated subsidiaries                                                  3000        0     3.
4.      Other (itemize and describe amounts that exceed zsx of this item)                               2938    1,257     4.
        a.       TEXT 3552  272165 - Other Liabilities  RCON 3552       968                             //////////////    4.a.
        b.       TEXT 3553                              RCON 3553                                       //////////////    4.b.
        c.       TEXT 3554                              RCDN 3554                                       //////////////    4.c.
5.      Total (sum of items 1 through 4) Cmust equal Schedule RC, item 20)                              2930    9,992     5.



(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2)  For savings banks, includes "dividends" accrued and unpaid on deposits.


Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-11
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-K--Quarterly Averages(1)
                                                                                                                C255
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                  //////////////
1.      Interest-bearing balances due from depository institutions                                      3381    5,054   1.
2.      U.S. Treasury securities and U.S. Government agency and corporation obligations(3)              3382        0   2.
3.      Securities issued by states and political subdivisions in the U.S.(3)                           3383    9,324   3.
4.      a.      Other debt securities(3)                                                                3647    3,305   4.a.
        b.      Equity securities(4) (includes investments in mutual funds and Federal Reserve stock)   3648       76   4.b.
5.      Federal funds sold and securities purchased under agreements to resell                          3365  185,386   5.
6.      Total loans(2):                                                                                 //////////////
        a.      Real estate loans                                                                       3256        0   6.a.
        b.      Installment Loans                                                                       3287        0   6.b.
        c.      Credit cards and related plans                                                          3288        0   6.c.
        d.      Commercial (time and demand) and all other loans                                        3289   30,189   6.d.
7.      Trading assets                                                                                  3401        0   7.
8.      Lease financing receivables (net of unearned income)                                            3484        0   8.
9.      Total assets(S)                                                                                 3368  295,391   9.
LIABILITIES                                                                                             //////////////
10.     Interest-bearing transaction accounts (NOW accounts, ATS accounts, and teLephone and            //////////////
        preauthorized transfer accounts) (exclude demand deposits)                                      3485        0  10.
11.     Nontransaction accounts:                                                                        //////////////
        a.      Money market deposit accounts (MMDAs)                                                   3486   44,108  11.a.
        b.      Other savings deposits                                                                  3487   42,549  11.b.
        c.      Time certificates of deposit of $100,000 or more                                        3345        0  11.c.
        d.      All other time deposits                                                                 3469        0  11.d.
12.     Federal funds purchased and securities sold under agreements to repurchase                      3353      650  12.
13.     Other borrowed money                                                                            3355        0  13.

Memorandum
                                                           Dollar Amounts in Thousands                  RCON  Mil Thou
----------------------------------------------------------------------------------------------------------------------
 1.     To be completed by banks with loans to finance agricultural production and other Loans          //////////////
        to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans                //////////////
        Agricultural loans(2) included in items 6.a through 6.d above                                   3379      N/A   M.1.

---------------------

(1) For all items, banks have the option of reporting either (1) an average of daiLy figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2)  See instructions for loan classifications used in this schedule.

(3) Quarterly averages for all debt securities should be based on amortized cost.

(4) Quarterly averages for all equity securities should be based on historical cost.

(5) The quarterly average for total assets should reflect all debt securities (not heLd for trading) at amortized cost, equity securities with readily determinabLe fair values at the lower of cost or fair vaLue, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-12
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L.  Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                  C260
                                                            Dollar Amounts in Thousands               RCON  Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.      Unused commitments:                                                                             //////////////////
        a.      Revolving, open-end lines secured by 1-4 family residential properties,                 //////////////////
                e.g., home equity lines                                                                 3814             0  1.a.
        b.      Credit card lines                                                                       3815             0  1.b.
        c.      Commercial real estate, construction, and land development:                             //////////////////
                (1)     Commitments to fund loans secured by real estate                                3816             0  1.c.(1)
                (2)     Commitments to fund loans not secured by real estate                            6550             0  1.c.(2)
        d.      Securities underwriting                                                                 3817             0  1.d.
        e.      Other unused commitments                                                                3818             0  1.e.

                                                                                                        RCON  Mil Thou
2.      Financial standby letters of credit                                                             3819        0       2.
        a.      Amount of financial standby letters of credit conveyed to others    RCON 3820       0   //////////////      2.a.
3.      Performance standby letters of credit                                                           3821        0       3.
        a.      Amount of performance standby letters of credit conveyed to others  RCON 3822       0   //////////////      3.a.
4.      CommerciaL and similar letters of credit                                                        3411        0       4.
5.      Participations in acceptances (as described in the instructions) conveyed to  others            //////////////
        by the reporting bank                                                                           3428        0       5.
6.      Participations in acceptances (as described in the instructions) acquired by the reporting      //////////////
        (nonaccepting) bank                                                                             3429        0       6.
7.      Securities borrowed                                                                             3432        0       7.
8.      Securities lent (including customers' securities lent where the customer is indemnified against //////////////
        loss by the reporting bank)                                                                     3433       32       8.
9.      Loans  transferred (i.e., sold or swapped) with recourse that have been treated as
        sold for                                                                                        //////////////
        Call Report purposes:                                                                           //////////////
        a.      FNMA and FHLMC residential mortgage loan pools:                                         //////////////
                (1)     Outstanding principal balance of mortgages transferred as of the report date    3650        0       9.a.(1)
                (2)     Amount of recourse exposure on these mortgages as of the report date            3651        0       9.a.(2)
        b.      Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:          //////////////
                (1)     Outstanding principal balance of mortgages transferred as of the report date    3652        0       9.b.(1)
                (2)     Amount of recourse exposure on these mortgages as of the report date            3653        0       9.b.(2)
        c.      Farmer Mac agricultural mortgage loan pools:                                            //////////////
                (1)     Outstanding principal balance of mortgages transferred as of the report date    3654        0       9.c.(1)
                (2)     Amount of recourse exposure on these mortgages as of the report date            3655        0       9.c.(2)
        d.      Small business obligations transferred with recourse under Section 208 of the           //////////////
                Riegle Community Development and Regulatory Improvement Act of 1994:                    //////////////
                (1)     Outstanding principal balance of small business obligations transferred as of   //////////////
                        the report date                                                                 A249        0       9.d.(1)
                (2)     Amount of retained recourse on these obligations as of the report date          A250        0       9.d.(2)
10.     When-issued securities:                                                                         //////////////
        a.      Gross commitments to purchase                                                           3434        0      10.a.
        b.      Gross commitments to sell                                                               3435        0      10.b.
11.     Spot foreign exchange contracts                                                                 8765        0      11.
12.     All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    //////////////
        describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  3430        0      12.
                                                                                                         //////////////
        a.      TEXT 3555                                                            RCON 3555           //////////////    12.a.
        b.      TEXT 3556                                                            RCON 3556           //////////////    12.b.
        c.      TEXT 3557                                                            RCON 3557           //////////////    12.c.
        d.      TEXT 3558                                                            RCON 3558           //////////////    12.d.



Legal Title of Bank:    Bank One Trust Company, N.A.    Call Date:      9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-13
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

Schedule RC-L--Continued
                                                            Dollar Amounts in Thousands               RCON       Mil Thou
--------------------------------------------------------------------------------------------------------------------------
13.     All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe  //////////////
        each component of this item over 25% of Schedule RC, item 28, "Total equity capital")             5591        0  13.
                                                                                                          //////////////
        a.        TEXT 5592                                                     RCON 5592                 ////////////// 13.a.
        b.        TEXT 5593                                                     RCON 5593                 ////////////// 13.b.
        c.        TEXT 5594                                                     RCON 5594                 ////////////// 13.c.
        d.        TEXT 5595                                                     RCON 5595                 ////////////// 13.d.

                                                                                                                 C261
                                                                    (Column A)    (Column B)    (Column C)    (Column D)
                                                                     Interest       Foreign       Equity        Commodity
                                Dollar Amounts in Thousands            Rate         Exchange      Derivative    and Other
                               Off-balance Sheet Derivatives         Contracts      Contracts    Contracts     Contracts
                                   Position Indicators             RCON Mil Thou RCON Mil Thou RCON Mil Thou RCON  Mil Thou

      14.     Gross amounts (e.g., notional amounts) (for each     ///////////// ///////////// ///////////// /////////////
              column, sum of items 14.a through 14.e               ///////////// ///////////// ///////////// /////////////
              must equal sum of items 15, 16.a, and 16.b):         ///////////// ///////////// ///////////// /////////////
              a.      Futures contracts                            8693        0 8694        0 8695        0 8696        0 14.a.
              b.      Forward contracts                            8697        0 8698        0 8699        0 8700        0 14.b.
              c.      Exchange-traded option contracts:            ///////////// ///////////// ///////////// /////////////
                      (1)     Written options                      8701        0 8702        0 8703        0 8704        0 14.c.(1)
                      (2)     Purchased options                    8705        0 8706        0 8707        0 8708        0 14.c.(2)
              d.      Over-the-counter option contracts:           ///////////// ///////////// ///////////// /////////////
                      (1)     Written options                      8709        0 8710        0 8711        0 8712        0 14.d.(1)
                      (2)     Purchased options                    8713        0 8714        0 8715        0 8716        0 14.d.(2)
              e.      Swaps                                        3450    2,900 3826        0 8719        0 8720        0 14.e.
      15.     Total gross notional amount of derivative            ///////////// ///////////// ///////////// /////////////
              contracts held for trading                           A126        0 A127        0 8723        0 8724        0 15.
      16.     Total gross notional amount of derivative            ///////////// ///////////// ///////////// /////////////
              contracts held for purposes other than trading:      ///////////// ///////////// ///////////// /////////////
              a.      Contracts marked to market                   8725        0 8726        0 8727        0 8728        0 16.a.
              b.      Contracts not marked to market               8729    2,900 8730        0 8731        0 8732        0 16.b.
      17.     Gross fair values of derivative contracts:           ///////////// ///////////// ///////////// /////////////
              a.      Contracts held for trading:                  ///////////// ///////////// ///////////// /////////////
                      (1)     Gross positive fair value            8733        0 8734        0 8735        0 8736        0 17.a.(1)
                      (2)     Gross negative fair value            8737        0 8738        0 8739        0 8740        0 17.a.(2)
              b.      Contracts held for purposes other than       ///////////// ///////////// ///////////// /////////////
                      trading that are marked to market:           ///////////// ///////////// ///////////// /////////////
                      (1)     Gross positive fair value            8741        0 8742        0 8743        0 8744        0 17.b.(1)
                      (2)     Gross negative fair value            8745        0 8746        0 8747        0 8748        0 17.b.(2)
              c.      Contracts held for purposes other than       ///////////// ///////////// ///////////// /////////////
                      trading that are not marked to market:       ///////////// ///////////// ///////////// /////////////
                      (1)     Gross positive fair value            8749       84 8750        0 8751        0 8752        0 17.c.(1)
                      (2)     Gross negative fair value            8753       65 8754        0 8755        0 8756        0 17.c.(2)

Memoranda
                                                            Dollar Amounts in Thousands               RCON       Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable                                                                                    //////////////
3.      Unused commitments with an original maturity exceeding one year that are reported in            //////////////
        Schedule RC-L, items 1.a through i.e, above (report only the unused portions of commitments     //////////////
        that are fee paid or otherwise legally binding)                                                 3833        0   M.3.
        a. Participations in commitments with an original maturity exceeding one year                   //////////////
          conveyed to others                                                    RCON 3834  0            //////////////  M.3.a.


Legal Title of Bank:    Bank One Trust Company, N.A.        Call Date:  9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                  Page RC-14
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

SCHEDULE RC-M--MEMORANDA                                                                                          _________
                                                                                                                  |  C265 | (-
                                                                                                         ------------------
                                                                            Dollar Amounts in Thousands  | RCON  Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal            | ////////////// |
   shareholders, and their related interests as of the report date:                                      | ////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal       | ////////////// |
      shareholders, and their related interests                                                          | 6164         0 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the                    | ////////////// |
      amount of all extensions of credit by the reporting bank (including extensions of                  | ////////////// |
      credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent          Number | ////////////// |
      of total capital as defined for this purpose in agency regulations                |RCON 6165|    0 | ////////////// | 1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches and         | ////////////// |
   agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)                             | 3405         0 | 2.
3. Not applicable                                                                                        | ////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others            | ////////////// |
   (include both retained servicing and purchased servicing):                                            | //////////////
   a. Mortgages serviced under a GNMA contract                                                           | 5500         0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                         | ////////////// |
      (1) Serviced with recourse to servicer                                                             | 5501         0 | 4.b.(1)
      (2) Serviced without recourse to servicer                                                          | 5502         0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                          | ////////////// |
      (1) Serviced under a regular option contract                                                       | 5503         0 | 4.c.(1)
      (2) Serviced under a special option contract                                                       | 5504         0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts                                                 | 5505         0 | 4.d.
5. Not applicable                                                                                        | ////////////// |
6. Intangible assets:                                                                                    | ////////////// |
   a. Mortgage servicing rights                                                                          | 3164         0 | 6.a.
   b. Other identifiable intangible assets:                                                              | ////////////// |
      (1) Purchased credit card relationships                                                            | 5506         0 | 6.b.(1)
      (2) All other identifiable intangible assets                                                       | 5507         0 | 6.b.(2)
   c. Goodwill                                                                                           | 3163         0 | 6.c.
   d. Total (sum of items 6.a through 6.c)(must equal Schedule RC, item 10)                              | 2143         0 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or are   | ////////////// |
      otherwise qualifying for regulatory capital purposes                                               | 6442         0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                   | ////////////// |
   redeem the debt                                                                                       | 3295         0 | 7.
                                                                                                         ------------------


----------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the
    U.S. in this item.


Legal Title of Bank:    Bank One Trust Company, N.A.        Call Date:  9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                  Page RC-15
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

SCHEDULE RC-M--CONTINUED
                                                                                                      ------------------
                                                                         Dollar Amounts in Thousands  | RCON  Mil Thou |
------------------------------------------------------------------------------------------------------------------------
8.  a. Other real estate owned:                                                                       | ////////////// |
       (1) Direct and indirect investments in real estate ventures                                    | 5372         0 | 8.a.(1)
       (2) All other real estate owned:                                                               | ////////////// |
           (a) Construction and land development                                                      | 5508         0 | 8.a.(2)(a)
           (b) Farmland                                                                               | 5509         0 | 8.a.(2)(b)
           (c) 1-4 family residential properties                                                      | 5510         0 | 8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties                                         | 5511         0 | 8.a.(2)(d)
           (e) Nonfarm nonresidential properties                                                      | 5512         0 | 8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)                  | 2150         0 | 8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                           | ////////////// |
       (1) Direct and indirect investments in real estate ventures                                    | 5374         0 | 8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies              | 5375         0 | 8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)                  | 2130         0 | 8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies                           | 5376         0 | 8.c.
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,              | ////////////// |
    item 23, "Perpetual preferred stock and related surplus"                                          | 3778         0 | 9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third   | ////////////// |
    party products):                                                                                  | ////////////// |
    a. Money market funds                                                                             | 6441         0 | 10.a.
    b. Equity securities funds                                                                        | 8427         0 | 10.b.
    c. Debt securities funds                                                                          | 8428         0 | 10.c.
    d. Other mutual funds                                                                             | 8429         0 | 10.d.
    e. Annuities                                                                                      | 8430         0 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through 10.e above).   | 8784         0 | 10.f.
                                                                                                      ------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      ------------------
Memorandum                                                               Dollar Amounts in Thousands  | RCON  Mil Thou |
------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):          | ////////////// |
   a. Reciprocal holdings of banking organizations' capital instruments                               | 3836       N/A | M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments                            | 3837       N/A | M.1.b.
                                                                                                      ------------------

------------------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:    Bank One Trust Company, N.A.          Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-16
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS(1), LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A, and in Memorandum items 2 through 4, column A, as
confidential.                                                                                                -----------
                                                                                                               C270
                                                                               -----------------------------------------
                                                                                 (Column A)    (Column B)    (Column C)
                                                                                  Past due     Past due 90   Nonaccrual
                                                                                30 through 89 days or more
                                                                               days and still  and still
                                                                                   accruing     accruing
                                                                               ------------------------------------------
                                                Dollar Amounts in Thousands    RCON  Mil Thou RCON Mil Thou RCON Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1.      Real estate loans                                                       1210        0 1211        0 1212       0   1.
2.      Installment loans                                                       1214        0 1215        0 1216       0   2.
3.      Credit cards and related plans                                          1218        0 1219        0 1220       0   3.
4.      Commercial (time and demand) and all other loans                        1222        0 1223        0 1224       0   4.
5.      Lease financing receivables                                             1226        0 1227        0 1228       0   5.
6.      Debt securities and other assets (exclude other real estate             ///////////// ///////////// //////////////
        owned and other repossessed assets)                                     3505        0 3506        0 3507       0   6.

===============================================================================================================================


Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.
                                                                               ------------------------------------------
7.      Loans and leases reported in items 1 through 5 above which              RCON Mil Thou RCON Mil Thou RCON Mil Thou
        are wholly or partially guaranteed by the U.S. Government              ------------------------------------------
        a. Guaranteed portion of loans and leases included in item 7            5612        0 5613        0 5614        0  7.
           above                                                                ///////////// ///////////// /////////////
                                                                                5615        0 5616        0 5617        0  7.a.

                                                                                                             ------------
Memoranda                                                                                                         C273
                                                                               ------------------------------------------
                                                Dollar Amounts in Thousands     RCON Mil Thou RCON Mil Thou RCON Mil Thou
-------------------------------------------------------------------------------------------------------------------------

1.      Restructured loans and leases included in Schedule RC-N,                ///////////// ///////////// /////////////
        items 1 through 5, above (and not reported in Schedule RC-C,            ///////////// ///////////// /////////////
        part I, Memorandum item 2)                                              1658        0 1659        0 1661        0  M.1.
2.      To be completed by banks with loans to finance agricultural             ///////////// ///////////// /////////////
        production and other loans to farmers (Schedule RC-C, part I,           ///////////// ///////////// /////////////
        item 3) exceeding five percent of total loans:                          ///////////// ///////////// /////////////
        Agricultural Loans included in Schedule RC-N, items 1                   ///////////// ///////////// /////////////
        through 4, above                                                        1230      N/A 1231      N/A 1232      N/A  M.2.
3.      Loans to finance commercial real estate, construction, and               ///////////// ///////////// /////////////
        land development activities (not secured by real estate)                ///////////// ///////////// /////////////
        included in Schedule RC-N, items 2 through 4, above                     5421        0 5422        0 5423        0  M.3.
4.      Real estate loans (sum of Memorandum items 4.a through 4.e              ///////////// ///////////// /////////////
        must equal Schedule RC-N, item 1, above):                               ///////////// ///////////// /////////////
        a.      Construction and land development                               5424        0 5425        0 5426        0  M.4.a.
        b.      Secured by farmland                                             5427        0 5428        0 5429        0  M.4.b.
        c.      Secured by 1-4 family residential properties:                   ///////////// ///////////// /////////////
                (1)     Revolving, open-end loans secured by 1-4 family         ///////////// ///////////// /////////////
                        residential properties and extended under Lines of
                        credit                                                  5430        0 5431        0 5432        0  M.4.c.(1)
                (2)     All other loans secured by 1-4 family residentiaL       ///////////// ///////////// /////////////
                        properties                                              5433        0 5434        0 5435        0  M.4.c.(2)
        d.      Secured by multifamily (5 or more) residential properties       5436        0 5437        0 5438        0  M.4.d.
        e.      Secured by nonfarm nonresidential properties                    5439        0 5440        0 5441        0  M.4.e.

---------------
(1)  See instructions for loan classifications used in this schedule.


Legal Title of Bank:    Bank One Trust Company, N.A.          Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-17
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS                                                 ------
                                                                                                             C275   <-
                                                                                                  ---------------
                                                                 Dollar Amounts in Thousands      RCON  Mil Thou
-----------------------------------------------------------------------------------------------------------------
1.      Unposted debits (see instructions):                                                        //////////////
        a.      Actual amount of all unposted debits                                               0030       N/A   1.a.
                OR                                                                                 //////////////
        b.      Separate amount of unposted debits:                                                //////////////
                (1)     Actual amount of unposted debits to demand deposits                        0031         0   1.b.(1)
                (2)     Actual amount of unposted debits to time and savings deposits(1)           0032         0   1.b.(2)
2.      Unposted credits (see instructions):                                                       //////////////
        a.      Actual amount of all unposted credits                                              3510       N/A   2.a.
                OR                                                                                 //////////////
        b.      Separate amount of unposted credits:                                               //////////////
                (1)     Actual amount of unposted credits to demand deposits                       3512         0   2.b.(1)
                (2)     Actual amount of unposted credits to time and savings deposits(1)          3514         0   2.b.(2)
3.      Uninvested trust funds (cash) held in bank's own trust department (not included in
        total deposits)                                                                            3520         0   3.
4.      Deposits of consolidated subsidiaries (not included in total deposits):                    //////////////
        a.      Demand deposits of consolidated subsidiaries                                       2211         0   4.a.
        b.      Time and savings deposits(1) of consolidated subsidiaries                          2351         0   4.b.
        c.      Interest accrued and unpaid on deposits of consolidated subsidiaries               5514         0   4.c.
                                                                                                  ---------------
5.      Not applicable

Item 6 is not applicable to state nonmember banks that have not been authorized
by the Federal Reserve to act as pass-through correspondents.                                     ---------------
6.      Reserve balances actually passed through to the Federal Reserve by the reporting           //////////////
        bank on  behalf of its respondent depository institutions that are also reflected as       //////////////
        deposit liabilities of the reporting bank:                                                 //////////////
        a.      Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5,
                column B)                                                                          2314         0   6.a.
        b.      Amount reflected in time and savings deposits(1) (included in Schedule RC-E,       //////////////
                item 4 or 5, column A or C, but not column B)                                      2315         0   6.b.
7.      Unamortized premiums and discounts on time and savings deposits:(1)                        //////////////
        a.      Unamortized premiums                                                               5516         0   7.a.
        b.      Unamortized discounts                                                              5517         0   7.b.
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  ---------------
8.      To be completed by banks with "Oakar deposits."                                            //////////////
        Total "Adjusted Attributable Deposits" of all institutions acquired
        under Section 5(d)(3) of the Federal Deposit Insurance Act (from most                      //////////////
        recent FDIC Oakar Transaction Worksheet(s))                                                5518       N/A   8.
                                                                                                  ---------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  ---------------
9.      Deposits in lifeline accounts                                                              5596 /////////   9.
10.     Benefit-responsive "Depository Institution Investment Contracts" (included in
        total deposits)                                                                            8432         0  10.
                                                                                                  ---------------

------------------------

(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Legal Title of Bank:    Bank One Trust Company, N.A.         Call Date:  9/30/96  ST-BK: 39-1581 FFIEC 033
Address:                100 East Broad Street                                                   Page RC-18
City, State  Zip:       Columbus, OH  43271-0185
FDIC Certificate No.:   21377

SCHEDULE RC-O--CONTINUED                                                                                 ---------------
                                                                 Dollar Amounts in Thousands             RCON  Mil Thou
------------------------------------------------------------------------------------------------------------------------
11.     Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand           //////////////
        balances:                                                                                        //////////////
        a.      Amount by which demand deposits would be reduced if reciprocal demand balances between   //////////////
                the reporting bank and savings associations were reported on a net basis rather than a   //////////////
                gross basis in Schedule RC-E                                                             8785        0     11.a.
        b.      Amount by which demand deposits would be increased if reciprocal demand balances         //////////////
                between the reporting bank and U.S. branches and agencies of foreign banks were reported //////////////
                on a gross basis rather than a net basis in Schedule RC-E                                A181        0     11.b.
        c.      Amount by which demand deposits would be reduced if cash items in process of collection  //////////////
                were included in the calculation of net reciprocal demand balances between the reporting //////////////
                bank and the domestic offices of U.S. banks and savings associations in Schedule RC-E    A182        0     11.c.
                                                                                                         ---------------
Memoranda (to be completed each quarter except as noted)                                                 ---------------
                                                                 Dollar Amounts in Thousands             RCON  Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1.      Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)  must equal              //////////////
        Schedule RC, item 13.a):                                                                         //////////////
        a.      Deposit accounts of $100,000 or less:                                                    //////////////
                (1)     Amount of deposit accounts of $100,000 or less                                   2702     7,117    M.1.a.(1)
                (2)     Number of deposit accounts of $100,000 or less (to be               NUMBER       //////////////
                        completed for the June report only)                    RCON 3779       N/A       //////////////    M.1.a.(2)
        b.      Deposit accounts of more than $100,000:                                                  //////////////
                (1)     Amount of deposit accounts of more than $100,000                                 2710   308,653    M.1.b.(1)
                                                                                            NUMBER       //////////////
                (2)     Number of deposit accounts of more than $100,000       RCON 2722       183       //////////////    M.1.b.(2)
                                                                                                         ---------------
2.      Estimated amount of uninsured deposits of the bank:
        a.      An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in
                Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item
                1.b.(1) above.

                                                                                                            YES        NO
                Indicate in the appropriate box at the right whether your bank has a method or procedure -----------------
                for determining a better estimate of uninsured deposits than the estimate described above   6861       x   M.2.a.
                                                                                                         -----------------
        b.      If the box marked YES has been checked, report the estimate of uninsured deposits           RCON  Mil Thou
                determined by using your bank's method or procedure                                         5597       N/A M.2.b.
---------------------------------------------------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should be
directed:                                                                                                          C277    <-

Jeannine Palmer, Controller      (614) 248-1171
---------------------------      --------------
Name and Title (TEXT 8901)       Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-19
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                              --------------
                                                                                                   C280
1.   Test for determining the extent to which Schedule RC-R must be completed.                --------------
     To be completed only by banks with total assets of less than $1 billion.                  YES       NO
     Indicate in the appropriate box at the right whether the bank has total                   ---      ----
     capital greater than or equal to eight percent of adjusted total assets       RCON 6056       ////  x     1.

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and Lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------
NOTE:  All banks are required to complete items 2 and 3 below.
See optional worksheet for items 3.a through 3.f.
--------------------------------------------------------------

                                                                                              --------------------------------
                                                                                               (Column A)         (Column B)
                                                                                              Subordinated          Other
                                                                                               Debt(1) and         Limited
                                                                                               Intermediate         Life
                                                                                              Term Preferred       Capital
                                                     Dollar Amounts in Thousands                   Stock          Instruments
------------------------------------------------------------------------------------------------------------------------------
2.      Suboridnated debt(1) and other limited-life capital instruments (original Weighted    RCON  Mil Thou  RCON    Mil Thou
        average maturity of at least five years) with a remaining maturity of:                --------------------------------
        a.      One year or less                                                              3780        0   3786        0  2.a.
        b.      Over one year through two years                                               3781        0   3787        0  2.b.
        c.      Over two years through three years                                            3782        0   3788        0  2.c.
        d.      Over three years through four years                                           3783        0   3789        0  2.d.
        e.      Over four years through five years                                            3784        0   3790        0  2.e.
        f.      Over five years                                                               3785        0   3791        0  2.f.
                                                                                              --------------------------------

                                                                                                              //////////////
3.      Amounts used in calculating regulatory capital ratios (report amounts                                 //////////////
        determined by the bank for its own internal regulatory  capital analyses                              ----------------
        consistent with applicable capital standards):                                                        RCON    Mil Thou
        a.      Tier 1 capital                                                                                8274   25,098  3.a.
        b.      Tier 2 capital                                                                                8275       10  3.b.
        c.      Total risk-based capital                                                                      3792   25,108  3.c.
        d.      Excess allowance for loan and lease losses                                                    A222        0  3.d.
        e.      Risk-weighted assets (net of all deductions, including excess allowance)                      A223  114,787  3.e.
        f.      "Average total assets" (net of all assets deducted from Tier 1 capital)(2)                    A224  295,391  3.f.

                                                                                              ------------------------------
                                                                                               (Column A)       (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                                        Assets        Credit Equiv
by banks that answered NO to item 1 above and                                                   Recorded       alent Amount
by banks with total assets of $1 billion or more                                                 on the       of Off-Balance
                                                                                              Balance Sheet    Sheet Items(3)
                                                                                              ------------------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned to                RCON  Mil Thou  RCON  Mil Thou
  the Zero percent risk category:                                                             //////////////  //////////////
  a. Assets recorded on the balance sheet:                                                    //////////////  //////////////
     (1) Securities issued by, other claims on, and claims unconditionally                    //////////////  //////////////
        guaranteed by, the U.S. Government and its agencies and other OECO                    //////////////  //////////////
        central governments                                                                   3794        0   ////////////// 4.a.(1)
     (2) All other                                                                            3795    7,674   ////////////// 4.a.(2)
  b. Credit equivalent amount of off-balance sheet items                                      //////////////  3796        0  4.b.
                                                                                              ------------------------------

------------------

(l)  Exclude mandatory convertible debt reported in Schedule RC-M, item 7.

(2)  Do not deduct excess allowance for loan and lease losses.

(3) Do not report in column B the risk-weighted amount of assets reported in column A.


Legal Title of Bank:  Bank One Trust Company, N.A.  Call Date: 9/30/96  ST-BK: 39-1581 FFIEC 033
Address:              100 East Broad Street                                            Page RC-20
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: 21377

SCHEDULE RC-R--CONTINUED
                                                                                         ---------------------------------
                                                                                          (Column A)          (Column B)
                                                                                            Assets           Credit Equiv-
                                                                                           Recorded          alent Amount
                                                                                            on the          of Off-Balance
                                                                                         Balance Sheet      Sheet Items(1)
                                                                                         ---------------------------------
                                                         Dollar Amounts in Thousands     RCON  Mil Thou     RCON  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
5.      Assets and credit equivalent amounts of off-balance sheet items assigned to the  //////////////     //////////////
        20 percent risk category:                                                        //////////////     //////////////
        a. Assets recorded on the balance sheet:                                         //////////////     //////////////
          (1) Claims conditionally guaranteed by the U.S. Government and its agencies    //////////////     //////////////
              and other OECD central governments                                         3798        0      //////////////   5.a.(1)
          (2) Claims collateralized by securities issued by the U.S. Government and its  //////////////     //////////////
              agencies and other OECD central governments; by securities issued by       //////////////     //////////////
              U.S. Government-sponsored agencies; and by cash on deposit                 3799        0      //////////////   5.a.(2)
          (3) All other                                                                  3800  285,233      //////////////   5.a.(3)
        b. Credit equivalent amount of off-balance sheet items                           //////////////     3801      131    5.b.
6.      Assets and credit equivalent amounts of off-balance sheet items assigned to the  //////////////     //////////////
        50 percent risk category:                                                        //////////////     //////////////
        a. Assets recorded on the balance sheet                                          3802      446      //////////////   6.a.
        b. Credit equivalent amount of off-balance sheet items                           //////////////     3803        0    6.b.
7.      Assets and credit equivalent amounts of off-balance sheet items assigned to the  //////////////     //////////////
        100 percent risk category:                                                       //////////////     //////////////
        a. Assets recorded on the balance sheet                                          3804   57,491      //////////////   7.a.
        b. Credit equivalent amount of off-balance sheet items                           //////////////     3805        0    7.b.
8.      On-balance sheet asset values excluded from the calculation of the risk-based    //////////////     //////////////
        capital ratio(2)                                                                 3806       72      //////////////   8.
9.      Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,
        7.a, and 8, column A) (must equal Schedule RC, item 12 plus items                //////////////     //////////////
        4.b and 4.c)                                                                     3807  350,916      //////////////   9.
                                                                                         ---------------------------------


Memoranda                                                                                                   --------------
                                                         Dollar Amounts in Thousands                        RCON  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.      Current credit exposure across all off-balance sheet derivative contracts covered by the            //////////////
        risk-based capital standards                                                                        8764       84    M.1.

                                                                       ---------------------------------------------
                                                                                  With a remaining maturity of
                                                                       ---------------------------------------------
                                                                        (Column A)       (Column B)      (Column C)
                                                                         One year           Over            Over
                                                                         or less          one year        five years
                                                                                          through
                                                                                         five years
                                                                       ---------------------------------------------
2.      Notional principal amounts of off-balance                      RCON  Mil Thou  RCON  Mil Thou  RCON Mil Thou
        sheet derivative contracts:(3)                                 ---------------------------------------------
        a.      Interest rate contracts                                3809    0       8766    2,900   8767       0   M.2.a.
        b.      Foreign exchange contracts                             3812    0       8769        0   8770       0   M.2.b.
        c.      Gold contracts                                         8771    0       8772        0   8773       0   M.2.c.
        d.      Other precious metals contracts                        8774    0       8775        0   8776       0   M.2.d.
        e.      Other commodity contracts                              8777    0       8778        0   8779       0   M.2.e.
        f.      Equity derivative contracts                            AOOO    0       AOO1        0   A002       0   M.2.f.
                                                                       ---------------------------------------------

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

                                       28

  LegaL Title of Bank: Bank One Trust Company, N.A.     CALL Date:   9/30/96 ST-SK: 39-1581 FFIEC 033
  Address:              100 East Broad Street                                              Page RC-21
  City, State  Zip:    Columbus, OH 43271-0185
  FDIC Certificate No.: 21377

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                   at close of business on September 30, 1996



Bank One Trust Company, N.A.              Columbus,                Ohio
------------------------------            --------                 ----
Legal Title of Bank                       City                     State



The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of ScheduLe RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                                                 C271  C272
No comment |_| (RCON 6979)

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)




              --------------------------------------          -----------------
              Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Bank One Trust Company, N.A.                                              Call Date:  9/30/96  ST-BK: 39-1581
Address:              100 East Broad Street
City, State  Zip:     Columbus, OH  43271-0185
FDIC Certificate No.: |2|1|3|7|7|
                      -----------





                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS

-----------------------------------------------------------------------------------------------------------------------------------
                NAME AND ADDRESS OF BANK                      |                      OMB No.  For OCC:  1557-0081
                                                              |                      OMB No.  For FDIC  3064-0052
                                                              |                 OMB No. For Federal Reserve: 7100-0036
                                                              |                       Expiration Date:   3/31/99
                   PLACE LABEL HERE                           |
                                                              |                            SPECIAL REPORT
                                                              |                    (Dollar Amounts in Thousands)
                                                              |---------------------------------------------------------------------
                                                              |  CLOSE OF BUSINESS   |  FDIC Certificate Number  |         |
                                                              |  DATE                |                           |  C-700  |   {-
                                                              |       9/30/96        |          21377            |         |
------------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
------------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition.
With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem
(a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and
215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              ----------------------------------
a. Number of loans made to executive officers since the previous Call Report date ..........  | RCON 3561  |                0     a.
                                                                                              ----------------------------------
b. Total dollar amount of above loans (in thousands of dollars) ............................  | RCON 3562  |                0     b.
                                                                                              ----------------------------------
c. Range of interest charged on above loans                       --------------------------------------------------------------
   (example: 9 3/4% = 9.75)  ...................................  | RCON 7701  |  0.00  |  % to  |  RCON 7702  |   0.00  |  %     c.
                                                                  --------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                               |  DATE (Month, Day, Year)
                                                                                       |
                                                                                       |
                                                                                       |
------------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)                 |  AREA CODE/PHONE NUMBER/EXTENSION
                                                                                       |  (TEXT 8904)
Don Kimble, Chief Financial Officer                                                    |        (614) 248-6584
                                                                                       |
------------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)


                                      30